As filed with the Securities and Exchange Commission on April 29, 2025

Registration No.	33‑73734

811‑08264
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre‑Effective Amendment No.
Post-Effective Amendment No. 56
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940
Amendment No. 56
TRANSAMERICA VARIABLE FUNDS
(Exact Name of Registrant)
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
440 Mamaroneck Avenue
Harrison, NY 10528
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (914) 627‑3000
Brian Stallworth, Esquire
Transamerica Financial Life Insurance Company
c/o Office of the General Counsel
440 Mamaroneck Avenue
Harrison, NY 10528
Brian Stallworth, Esquire
Transamerica Retirement Solutions
1801 California St., Suite 5200
Denver, CO 80202
(Name and Address of Agent for Service)

It is proposed that this filing become effective:
    immediately upon filing pursuant to paragraph (b)
 X  on (May 1, 2025) pursuant to paragraph (b)
    60 days after filing pursuant to paragraph (a)(1)
    on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
    New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3years preceding this filing)
    Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
    If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
 X  Insurance Company relying on Rule 12h-7 under the Exchange Act
    Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Prospectus
TRANSAMERICA VARIABLE FUNDS
GROUP VARIABLE ANNUITY CONTRACTS
Sections 401(a), 401(k), 403(b), 408(IRA), 457 and NQDC
Issued By
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (“TFLIC”)
440 Mamaroneck Avenue, Harrison, New York 10528;
(800) 755‑5801, www.transamerica.com
May 1, 2025
This prospectus describes group variable annuity contracts (“Contracts”) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax‑exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts. It includes the contract’s features, benefits, and risks. The Contract is issued by Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company”).
Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (“purchase payments”) to the Subaccounts of the Transamerica Variable Funds, a TFLIC segregated investment account. Information on these options may may be found under Appendix: Investment Options Available Under the Policy.
This prospectus sets forth the basic information that you should know before investing. The Contract is a complex investment and involves risks, including potential loss of principal. This variable annuity may not be suitable for everyone. The Policy is a complex investment vehicle and involves risks including potential loss of principal. The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Our financial obligations under the Policy are subject to our financial strength and claims-paying ability. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act. Please keep this prospectus for future reference.
If you are a new investor in the Contract, you may return your Contract for a refund within a prescribed period, which is generally 10 days after you receive the Contract though may be longer based on state law. This cancellation privilege may not be available for certain employment-based retirement plans. If you are eligible to and elect to cancel the Contract, the amount of the refund will generally be equal to your Contributions plus or minus accumulated gains or losses in the Underlying Investment(s) you were invested in. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.
Neither the Securities and Exchange Commission (“SEC”), U.S. Commodity Futures Trading Commission, nor any State Securities Commission has approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Other Information	24
Rights Reserved by TFLIC	25
Unclaimed or Abandoned Property	25
Appendix- Investment Options Available Under the Contract	26
How To Find Additional Information About Your Contract	29

Special Terms
The following is a glossary of key terms used in this prospectus.
Accumulation Account: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.
Accumulation Period: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date, or earlier termination of his/her Accumulation Account.
Annuitant: the person on whose life annuity payments involving life contingencies will be based.
Annuity Purchase Date: the date a Participant elects to purchase a Fixed Annuity.
Code: the Internal Revenue Code of 1986, as amended.
Contract Owner/Contractholder: the individual employer, trust or association to which an annuity contract has been issued.
Contracts: the group variable annuity contracts offered by TFLIC to Contractholders, as described in this prospectus.
Fixed Annuity: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a Separate Account.
NQDC: Non‑qualified deferred compensation arrangement available to taxed organizations only.
Participant: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.
Plan: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.
Purchase Payment: the amount contributed and remitted to TFLIC on behalf of a Participant.
Portfolio Company(ies):collectively or individually, the Transamerica Funds and Calvert VP SRI Balanced Portfolio in which the Subaccounts invest. Also referred to as an Underlying Investment(s).
Required Beginning Date: April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)‑6, Q&A‑1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)‑6, Q&A‑10.
Separate Account: an account established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Subaccount: A subdivision of the Separate Account that invests exclusively in shares of one portfolio company.
TAM: Transamerica Asset Management, Inc., an SEC‑registered investment adviser and an affiliate of TFLIC.
TCL: Transamerica Capital, LLC, (formerly Transamerica Capital, Inc.) the principal underwriter, an SEC‑registered broker-dealer and an affiliate of TFLIC.
Transamerica Funds: an open‑end diversified management investment company registered under the 1940 Act.
Unit: the measure by which the value of an investor’s interest in each Subaccount is determined.
Underlying Investments: collectively or individually, the Transamerica Funds and Calvert VP SRI Balanced Portfolio in which the Variable Funds Subaccounts invest. Also referred to as a Portfolio Company.
Valuation Date: each day that the New York Stock Exchange is open for trading.
Valuation Period: the period between the ending of two successive Valuation Dates.
Variable Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Variable Funds and to which Purchase Payments may be allocated.
Variable Funds Subaccounts: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

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Important Information You Should Consider About The Contract

FEES AND EXPENSES		Location in Prospectus
Are There Charges for Early Withdrawals?	No fee is charged by the Contract for redemption.

Are There Transaction Charges?	No.	Transfers

Are There Ongoing Fees and Expenses (annual charges)?	Yes, The table below describes the fees and expenses that you may pay each year, for your Contract depending on the options you choose.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have
elected.	Annuity Contract Fee Tables And Expense Examples Annual Contract Charges Annuity Contract Fee Tables And Expense Examples

Annual Fee	Minimum	Maximum

Base Contract	1.10%	1.25%

Annual Contract Fee[1]	None	$50

Investment options[2] (Portfolio Company fees and expenses)	0.33%	1.02%

Optional Benefit Expenses	None

1TFLIC does not currently assess an Annual Contract fee.
[2] As a percentage of Portfolio Company assets.

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

Lowest Annual Cost Estimate: $1,456	Highest Annual Cost Estimate: $2,301

Assumes: • Investment of $100,000 • 5% annual return • Least expensive fund fees and expenses • No optional benefits • No sales charges • No additional purchase payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual return • Most expensive fund fees and expenses • No optional benefits • No sales charges • No additional purchase payments, transfers or withdrawals

RISKS	Location in Prospectus

Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract

Is this a Short-Term Investment?	No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.	Principal Risks of Investing in the Contract

The Contract is designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax‑exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a)

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and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.	Federal Income Tax Status

What Are the Risks Associated with Investment Options ?
An investment in the Contract is subject to the risk of poor investment performance. The investment performance of your Contract can vary depending on the performance of the Subaccounts options that you choose.

Each Subaccount has its own unique risks. You should review the Subaccounts carefully before making an investment decision.
Prospectus of each Portfolio Company Appendix-Investment Options available under Your Contract

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Transamerica Financial Life Insurance Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-paying ability.

More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting www.transamerica.com or calling toll-free[(800) 755‑5801.
Principal Risks of Investing in the Contract

RESTRICTIONS		Location in Prospectus
Are There Restrictions on the Investment Options?	Yes. We reserve the right to remove or substitute the Portfolio Companies that are available as investment options under the Contract.	Rights Reserved by TFLIC
Are There Optional Benefits?	No. There are no optional benefits.
TAXES		Location in Prospectus
What Are the Policy’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

If you purchased the Contract through a tax‑qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.
Federal Income Tax Status
CONFLICT OF INTEREST		Location in Prospectus
How Are Investment Professionals Compensated?	Some investment professionals may receive compensation for selling the Contract to investors in the form of commissions and other incentives. This conflict of interest may influence your investment professional to recommend the Contract over another investment.	Distribution of the Contracts
Should I Exchange My Policy?	Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new Contract rather than continue to own your existing Contract.	Federal Income Tax Status

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Overview Of The Contract
Purpose
The Group Variable Annuity Contracts (the “Contracts”) are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax‑exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and Corporate Nonqualified Deferred Compensation (“NQDC”) Contracts.
Phases of the Contract
The Contract, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax‑deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase occurs when you annuitize the Contract and begin receiving regular annuity payments from your Contract. The money you accumulate during the accumulation phase will largely determine the payments you receive during the income phase.
Accumulation Phase. With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement plan. A list of Portfolio Companies in which you can invest is provided in the back of this prospectus. See Appendix: Investment Options Available Under the Contract. Each has its own investment strategies and risks, investment adviser(s), expense ratio, cand performance history.
Annuity (Income) Phase. Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. If a fixed annuity is chosen, the Participant will receive a stream of income payments.
Contract Features
Accessing Your Money. Subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge.
Death Benefit. If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan, the Accumulation Account value will be paid to his/her beneficiary.
Loan Provisions. None
Optional Benefits. None
Tax Treatment. You can transfer money between investment choices without tax implications and earnings (if any) on your investments are generally tax‑deferred. You are taxed only if you make a surrender or withdrawal.
Withdrawal Options. Participant may, at any time during his/her Accumulation Period and prior to his/her death, redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. A withdrawal will generally have federal income tax consequences which may include penalties. Other significant withdrawal restrictions may be imposed by the Code.

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Annuity Contract Fee Tables And Expense Examples
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.
The first table describes the fees and expenses that you will, directly or indirectly pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may be deducted upon the purchase of a Fixed Annuity under the Contract.

Transaction Expenses

Sales Load On Purchase Payments	0%

Maximum Surrender Charge (as a % of premium payments surrendered)	0%

Exchange Fee	$0
The following table shows the fees and expenses that you will pay each year during the time that you own the Contract not including the fees and expenses of the Underlying Investments.
Annual Contract Expenses:

Base Contract Annual Expenses (as a percentage of average account value)

Annual Contract Fee	$ 50(1)

Base Contract Fee	1.25%(2)

(1)
TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account in accordance with the provisions of the Contracts. TFLIC has no present intention to impose such a charge, but it may do so in the future.

(2)	TFLIC currently charges mortality and expense risk fees of 1.10% and reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of the Portfolio Companies available under the Contract, including their annual expenses, may be found under Appendix: Investment Options Available Under the Contract.

Annual Portfolio Company Expenses(1)	Minimum	Maximum

Expenses (expenses that are deducted from Underlying Investment assets, including management fees, distribution and/or service and 12b‑1 fees, and other expenses)	0.33%	1.02%

(1)	The expenses shown are those incurred for the year ended October 31, 2024, Current or future expenses may be greater or less than those shown.
Expense Example:
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Separate Account annual expenses and the fees and expenses of the Underlying Investments.
If you (i) surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $100,000 investment. These examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any Subaccount’s future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

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The following example is based on fees before waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge (1.25%) which may be imposed by TFLIC, and investing in the Portfolio Company with the maximum expenses (1.02%).

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$2,301	$7,094	$12,152	$26,055
Principal Risks Of Investing In The Contract
There are risks associated with investing in the Contract. The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your Subaccounts. When you invest in the Separate Account, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of your Subaccounts and each Subaccount may have its own unique risks. You could lose the amount you allocate to a Subaccount.
Risks of an Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment Risk. You bear the risk of any decline in the Contract value caused by the performance of the Underlying Investments held by the Subaccounts. Those investments could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each Underlying Investment. This risk could have a significant negative impact on the value of certain benefits offered under the Contract. The investment risks described in the prospectuses are for the Underlying Investments.
Risks of Managing General Account Assets. The general account assets of the Company are used to support the payment of guaranteed benefits under the Contract. To the extent that the Company is required to pay amounts in addition to the Contract Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals are generally restricted prior to age 59 1⁄2, otherwise, a tax penalty may apply. The ultimate effect of federal income taxes on payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.
Cyber Security and Business Continuity Risks. Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Contract. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man‑made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Contract. See “Non‑Principal Risks of Investing in the Contract” in the SAI for additional information.
Market Risks. The market values of the Portfolio Companies’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions. See “Non‑Principal Risks of Investing in the Contract” in the SAI for additional information.

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Transamerica Financial Life Insurance Company, The Separate Account, and The Portfolio Companies
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non‑insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd, a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.
We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
FINANCIAL CONDITION OF THE COMPANY
The benefits under the Contract are paid by Transamerica Financial Life Insurance Company from its general account assets and/or your cash value held in the Company’s Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below. TFLIC’s principal place of business is 440 Mamaroneck Avenue, Harrison, NY 10528; (800) 755‑5801.
Assets in the Separate Account. You assume all of the investment risk for your cash value that is allocated to the Subaccounts of the Separate Account. Your cash value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”
Assets in the General Account. Any guarantees under the Contract that exceed the value of your Accumulation Account, such as those associated with the Contract’s death benefit, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our Contract Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Contract Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the

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SEC’s website at www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica’s ability to meet its obligations to its Contract Owners, are available on our website (Financial Strength | Transamerica) and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), and S&P Global (www.standardandpoors.com).
THE SEPARATE ACCOUNT
Transamerica Variable Funds.
Transamerica Variable Funds (the “Variable Funds Account”) was established by TFLIC under New York Insurance Law on November 30, 1993 as a Separate Account. The Variable Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.
The Variable Funds Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.
Voting Rights. To the extent required by law, TFLIC will vote the interests in the Underlying Investments held in a Subaccount in accordance with the instructions received from Contractholders. The Contractholders will instruct TFLIC in accordance with the instructions received from Participants.
The assets held in the Variable Funds Subaccounts will be invested in the Transamerica Funds or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Transamerica Funds and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders. TFLIC will furnish Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Transamerica Funds or the Calvert Series.
Each Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in beneficial interests in shares of a Portfolio Company. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Accordingly, it is possible for a small number of Contractholders (assuming there is a quorum) to determine the outcome of a vote, especially if they have large contract values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.
A Participant will have the right to instruct the Contractholder with respect to interests in the Underlying Investment attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder and to the Participants.
The Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests

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for which no timely instructions from Participants are received, the Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.
Matters on which the Contractholder may give voting instructions include the following: (1) election of the governing boards of Portfolio Companies; (2) ratification of the independent accountant of a Portfolio Company corresponding to the Contractholder’s selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio Company corresponding to the Contractholder’s selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio Company corresponding to the Contractholder’s selected Subaccount(s); and (5) any other matter requiring a vote of the investors of a Portfolio Company. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f‑2 under the 1940 Act.
General. TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Underlying Investments or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Underlying Investments or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders and Participants.
THE PORTFOLIO COMPANIES
There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert VP SRI Balanced Portfolio (the “Calvert Series”), a series of Calvert Variable Series, Inc. (“CVS”), an open‑end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series of Transamerica Funds, each an open‑end diversified management investment company registered with the SEC under the 1940 Act. A description of each Portfolio Company, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in their respective prospectuses . Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Underlying Investments.
Information regarding each Portfolio Company including (i) its name (ii) its investment objective (iii) its investment adviser and any sub‑investment adviser (iv) current expenses and (v) performance is available in the Appendix- Investment Options Available Under the Contract. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800) 755‑5801 or by visiting our website at www.transamerica.com.
Charges
Following is a discussion of various charges under the Contract.
CHARGES FOR MORTALITY AND EXPENSE RISKS
The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that 0.80% is for mortality risk and 0.45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks) is 0.0030137%.
The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity

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benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.
Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC’s general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC’s assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC’s general account.
ANNUAL CONTRACT CHARGE
TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge; however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC’s costs or in the services required from TFLIC. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.
PORTFOLIO COMPANY CHARGES
Because the Variable Funds Subaccounts purchase interests in the Underlying Investments, the net assets of the Variable Funds Subaccounts will reflect the investment management fees and other expenses incurred by the Underlying Investments, as applicable.

•
TAM serves as the investment adviser to each Transamerica Fund. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with sub‑advisers, see the prospectus for each Portfolio Company.

•
Calvert Research and Management is the investment adviser to the Calvert Series and provides day‑to‑day investment management services to the Calvert Series. Information about the Calvert Series’ portfolio management team, as well as the investment management fees charged by CRM is contained in the Calvert Series prospectus.

COMMISSIONS
The Company no longer pays commission compensation on sales of the Contracts.
PREMIUM TAX
Under the laws of certain jurisdictions, premium taxes are payable upon the purchase of a Fixed Annuity under the Contract. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.
The Annuity
ELIGIBLE PURCHASERS
Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax‑exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax‑exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax‑exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder

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may purchase or hold an IRA Contract. Any type of tax‑exempt organization as well as taxed subsidiaries of tax‑exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non‑governmental tax‑exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.
OWNERSHIP
The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant’s benefits under the Contract.
PURCHASE PAYMENTS
The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts.
All Purchase Payments credited to an Accumulation Account are vested and non‑forfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.
EMPLOYER-SPONSORED PLAN REQUIREMENTS
Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for additional information.
Rights of the Participant Under the Contract. There are no required Purchase Payments to be made under the Contract, and there is no specified limitation on the amount of Purchase Payments that may be so made. Except for the 15 days prior to a Participant’s Annuity Purchase Date during which no Purchase Payments will be accepted by TFLIC, during a Participant’s Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.
During a Participant’s Accumulation Period, one’s rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant’s death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.
RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN
403(b) Contract
In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

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401(a) Contract/401(k) Contract and NQDC Contracts
If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder’s responsibility, and not TFLIC’s, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid‑up life annuity benefits for Participants.
457 and 408(IRA) Contracts
If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.
FAILURE OF QUALIFICATION
In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant.
TRANSFERS
No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.
401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts
A Participant may transfer all or a portion of his/her Accumulation Account in the Transamerica Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.
Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Variable Funds Contracts may be limited to the Subaccounts which invest in the Balanced II Fund, Large Value Opportunities Fund, Large Core Fund, Large Growth Fund, Small Cap Growth Fund , Small Cap Value Fund, International Equity or Calvert Series Fund.
Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Transamerica Variable Funds Contracts are contained in the TFLIC Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.
Transfers may be made in writing or by telephoning (800) 755‑5801. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.
CREDIT AND ALLOCATION OF PURCHASE PAYMENTS
Each Participant must direct Purchase Payments to the Variable Funds Account. Each Participant must also designate Subaccounts within the Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the Underlying Investment, as appropriate.

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TRANSFERS
A Participant may transfer Units back and forth among the various Variable Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Underlying Investment in which a Variable Funds Subaccount is invested. In any case, no transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 755‑5801. TFLIC reserves the right to discontinue allowing telephone transfers.
FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS
Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a mutual fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term participants in the segregated investment accounts that invest in the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long term participants may be reduced when allocations by other participants are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
Because of the potential harm to the Variable Funds and its long term participants, the Adviser has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Account may limit additional allocations of purchase payments directed to the Account by Participants who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, the Adviser has not adopted any specific restrictions on allocations of purchase payments, but the Account reserves the right to reject any allocation with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future allocations of purchase payments by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Account may permit the account holder to justify the activity.
The Account’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Accounts or other techniques that may be adopted in the future, may not be effective. Shares of the Account are offered exclusively to fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account.
As noted above, if the Account is unable to detect and deter trading abuses, the Account’s performance, and its long term Participants, may be harmed. In addition, because the Account has not adopted any specific limitations or restrictions on allocations of purchase payments, Participants may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. The Account will provide advance notice to Participants and prospective Contractholders of any specific restrictions on allocations of purchase payments that the Account may adopt in the future. Because the Account applies its policies in a discretionary manner, different account holders may be treated differently, which could result in some account holders being able to engage in frequent trading while others bear the costs and effects of that trading.
Additionally, the Account has adopted policies and procedures to prevent the selective release of information about the underlying mutual funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Accounts’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

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PAYMENT OPTIONS
Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available.
The Account. Purchase Payments under the Contracts are allocated to the segregated investment account of Transamerica Financial Life Insurance Company, which has been designated the Transamerica Variable Funds (the “Variable Funds Account”).
Annuity Period
ANNUITY PAYMENT OPTIONS
With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one’s Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for “Redemption During the Accumulation Period”. However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax‑qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.
ANNUITY PURCHASE DATE
The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant’s employer, of the Participant’s retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule for Participants in an employer-sponsored plan, benefits must begin by the later of the Participant’s Required Beginning Date or April 1st of the year after the Participant retires, at which time an election to receive an annuity or lump sum benefit must be made. For IRA Participants, benefits must begin by the Required Beginning Date.. In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election. For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.
FIXED ANNUITY
Fixed Annuity payments are not made from the Variable Funds Account, but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) , nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding Fixed Annuity payments and the general account in this prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.
FIXED ANNUITY OPTIONS
The following Fixed Annuity options may be available:

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(i)
Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment. Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(ii)
Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25 or 30 years.

(iii)
Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(iv)
Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a Contingent Annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of 5, 10, 15 or 20 years. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Contingent Annuity with Period Certain, may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.
The annuity purchase rates, which is the maximum monthly value payable by annuity for every $100 of account value annuitized, for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.
If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the Contract to reasonably conform to the correct facts.
PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT’S DEATH
If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

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The annuitant’s beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary’s election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant’s Fixed Annuity.
Benefits under the Contract
The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Provides a death benefit to the beneficiary.	Standard	No Charge	Only payable if the Participant dies before the Annuity Purchase Date.
Example: Assuming that the participant has died and has not yet purchased a fixed annuity, the participant’s beneficiary will receive the full account value once the death claim is submitted.
DEATH BENEFIT
Under Section 403(b), Section 457, and 408(IRA) Contracts, if a Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum or, if the beneficiary is under the age of 75 at the time of the Participant’s death, the beneficiary may elect to have the Accumulation Amount applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax‑qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for additional information.
If the Participant dies before the Annuity StartDate, his/her entire interest must generally be distributed as follows: (1) if there is no designated beneficiary (for example, the Participant does not name an individual beneficiary or the beneficiary chosen is the Participant’s estate), then it must be fully distributed by the end of the fifth year following the year of death (and if required distributions began prior to the Participant’s death then the remaining balance also must be distributed at least as rapidly as it was during the Participant’s life), (2) if payable to a designated beneficiary (e.g. an individual), then it must be fully distributed by the end of the tenth year following the year of death, or (3) if payable to an eligible designated beneficiary, then the eligible designated beneficiary may elect to have his/her interest distributed over their life or over a period not extending beyond their life expectancy, beginning within one year after the date of death. An eligible designated beneficiary includes the Participant’s surviving spouse or minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than the Participant. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. The Participant’s minor child must still take remaining distributions within 10 years once they reach the age of majority as defined by the IRS. If the beneficiary is the Participant’s spouse, distributions are not required to be made until the date that would have been the decedent’s Required Beginning Date.. If the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).
If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant’s death is received by TFLIC. If the beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary’s Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.
For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant’s (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.
For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all

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contributions, less any withdrawals, made by the Participant.
Credit of Purchase Payments
A Participant’s initial Purchase Payment will be credited to the Participant’s Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (2) two business days after receipt of the Purchase Payment by TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528, if the contract application and/or Participant’s enrollment form is complete upon receipt, or (2) two business days after an application and/ or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete. Subsequent Purchase Payments will be credited to the Participant’s Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.
ALLOCATION OF PURCHASE PAYMENTS
Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.
Allocation instructions may be changed at any time by providing TFLIC with a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. In the event that no direction is provided by the participant, a payment may be directed to a default investment option selected by the Plan/Contractholder TFLIC reserves the right to limit a Participant’s right to change allocation instructions to four times a calendar year.
DETERMINATION OF UNIT VALUE
The Variable Funds Subaccounts
The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where:
(a)	is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Underlying Investment in which the Variable Funds Subaccount invests; and
(b)	is the mortality and expense risk charge accrued as of that Valuation Date; and
(c)	is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date
Redemption During the Accumulation Period
For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge, and there is no minimum amount that must be surrendered or withdrawn.
The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.
A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial

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redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. An incomplete form will be returned to the Participant for further instructions. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in the Underlying Investment held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.
A withdrawal will generally have federal income tax consequences which may include penalties. See “Federal Income Tax Status”.
With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.
Redemption
A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.
A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. See “Federal Income Tax Status.”
Loans: Not Available in this Contract
Federal Income Tax Status
The ultimate effect of federal income taxes on payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.
The discussion which follows on the treatment of TFLIC and of the Contracts under U.S. federal income tax law is general in nature, is based upon TFLIC’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the Contracts should consult a qualified tax adviser.
TAX TREATMENT OF TFLIC
TFLIC is taxed as a life insurance company under the Code. Investment income and gains from the assets of the Variable Funds Account and each Variable Funds Subaccount are reinvested and taken into account in determining the value of the Variable Funds Account and that Variable Funds Subaccount. Under existing federal income tax law, TFLIC is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Variable Funds Account.
SECTION 403(B) ANNUITIES
Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax‑ exempt under Section 501(c)(3) of the Code.
The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.
Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made

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under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $23,000 for 2024 and $23,500 for 2025 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre‑tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $70,000 (for 2025) (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $7,500 for 2025 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.
When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions.
However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after their Required Beginning Date, however.
If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order, (8) paid to the IRS pursuant to a levy to collect unpaid taxes, or (9) paid to a terminally ill individual or (10) paid in alignment with some other exception provided by the IRS.
RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS.
Any funds in the Participant’s account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). However, any funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer’s plan.
In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.\
SECTION 401(A) PLANS
An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of $70,000 for 2025 as indexed or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $23,000 for 2024 and $23,500 for 2025 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after‑tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $7,500 in 2024 (an amount currently scheduled to be

20

adjusted annually for inflation).The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.
When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after‑tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre‑1974 service if the payment constitutes a “lump sum distribution,” as that term is defined in the Code, and if certain conditions are met.
The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.
SECTION 408 (IRA) CONTRACTS
An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. A Participant’s total IRA contributions cannot exceed the applicable annual limit per Code Section 219(b)(5), as indexed for cost‑of living adjustments ($7,000 for 2025), or the Participant’s taxable compensation for the year. The IRA contribution limit does not apply to rollover contributions or qualified reservist repayments. If spouses file a joint Federal tax return, then an individual may be able to contribute to an IRA even if he/she did not have taxable compensation as long as their spouse did. The combined amount of contributions cannot exceed the taxable compensation reported on the joint tax return.
No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant. However, “excess contributions” to an IRA are subject to an excise tax of6% per year as long as the excess amounts remain in the IRA. An excess IRA contribution can occur by: (1) contributing more than the IRA contribution limit; (2) making a contribution to a traditional IRA after the Participant’s attained the age of their Required Beginning Date; or (3) making an improper rollover contribution to an IRA. In order to avoid the tax on excess contributions the Participants must withdraw the excess contribution (along with any income earned on the excess contribution) by the due date of his/her individual income tax return (including extensions). Note, any earned income on excess contributions that is withdrawn will be subject to income tax.
When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non‑deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10‑year income averaging applicable to certain qualified plan distributions.
Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Only one rollover per year is permitted between IRAs.
If the Participant receives any amount under the Contract prior to attainment of age 59 1⁄2 , the Participant maybe required to pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other

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circumstances.
MINIMUM DISTRIBUTION REQUIREMENTS
If the actual distributions from an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing on the Required Beginning Date in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see “Annuity Purchase Date”) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.
Minimum distributions are also required upon the death of the participant. These required distributions depend on the beneficiary designated under the Plan or IRA and whether the Participant died before or on or after his or her required beginning date.
SECTION 457 PLANS
Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax‑exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $23,500 for 2025 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on plan terms, Section 457 Plans may also allow additional catch‑up contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax‑exempt rural electric cooperative or its tax‑exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non‑governmental tax‑exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin by the Required Beginning Date or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non‑governmental tax‑exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans.
Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions would be subject to the excise tax.
NON‑QUALIFIED DEFERRED COMPENSATION CONTRACTS
Taxable employers may establish a non‑qualified deferred compensation arrangement funded by non‑qualified deferred compensation contracts. Such arrangements include, but are not limited to, excess benefit plans, supplemental executive retirement plans, and plans maintained by an employer primarily for a select group of management or highly compensated employees. Taxable employers for these non‑qualified deferred compensation arrangements include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the arrangement’s definition of compensation. All amounts deferred, and any income earned thereon, remain the property of the employer and are subject to the claims of its general creditors, although the employer may place funds in a “rabbi” or “secular” trust. These arrangements can be subject to Code Section 409A, which requires that distributions be made only upon the occurrence of certain events, including separation from service, disability, death, unforeseeable emergency, or at a specified time or pursuant to a fixed schedule. In general, under Code Section 72(u) the annual increase in the value of the annuity contract is currently taxable to the employer. Further, no deduction is available to the employer until paid out. As a general rule, the Participant is subject to taxation upon receipt of the funds. However, if an arrangement fails to comply with Code section 409A, additional interest and income tax may apply to the Participant.Income Tax Withholding.
Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.
INCOME TAX WITHHOLDING
For NQDC Contracts and Section 457 Plans of non‑governmental tax‑exempt employers, Form W‑2 withholding by the employer may be required.

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For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

1.
Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

2.	Required by the Code due to the individual reaching their Required Beginning Date, or
3.	Made on account of hardship.
Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.
Exchanges
You can generally exchange a nonqualified annuity Contract for another in a “tax‑free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee‑to‑trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this Policy (that person may earn a commission if you buy this Policy through an exchange, transfer or otherwise).
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCL’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Participants, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accept premium payments that are not subject to sanctions and in United States currency.
If a Participant or annuitant is subject to sanctions, the Company is required to block access to a Participant’s policy and hereby refuse to pay any request for partial withdrawals, surrenders, loans, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring cash value and/or death benefit proceeds to the Fixed Account or money

23

market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of sanctions.
Distribution of the Contracts
TCL will act as the principal underwriter and distributor of the Contracts. TCL or other authorized broker-dealers that enter into an agreement with TCL will perform sales and marketing functions relative to the Contracts which participate in the Variable Funds Account. TCL is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCL is 1801 California Street, Suite 5200, Denver, CO 80202. The Contracts were wholesaled and distributed by individuals who are registered representatives of TCL and who are also licensed as insurance agents for TFLIC. We have discontinued new sales of the Contracts. TCL authorized its affiliated broker-dealer, Transamerica Investors Securities LLC (“TIS”) to sell the Contracts and also to perform certain distribution functions on behalf of TCL. TIS may also enter into selling agreements with other broker-dealers for the sale of the Contracts.
The Company no longer pays commission compensation on sales of the Contracts. While commission compensation is not paid, broker-dealers who sell the Contracts may receive the following compensation from TCL, TIS or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCL, TIS or their affiliates. TCL, TIS or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates.
Statutory Basis Financial Statements
The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Transamerica Variable Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Transamerica Variable Funds.
Other Information
Additional Information About the Prospectus. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

•
For further information with respect to TFLIC and the Contracts offered by this prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this prospectus.

•
For further information with respect to the Transamerica Funds or Transamerica Asset Management, Inc., including the Funds’ Statement of Additional Information, contact Transamerica Asset Management, Inc. at 1801 California Street, Suite 5200, Denver, CO 80202, or call 1‑888‑233‑4339.

•
For further information with respect to the Calvert Series, CVS or Calvert Research and Management, including the Calvert Series’ Statement of Additional Information, contact CVS at 2050 M Street NW, Washington, DC 20036, or call (800) 368‑2745.

Householding. The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by contacting the Company at its address or phone number set forth on the cover of this prospectus.

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RIGHTS RESERVED BY TFLIC
Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

(1)	To operate Transamerica Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;
(2)	To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;
(3)
To transfer any assets in a Subaccount to another Subaccount or to one or more Separate Accounts, or to TFLIC’s general account to the extent permitted by law or to add, combine or remove Subaccounts in a Separate Account;

(4)
To substitute, for the interests in an held in any Variable Funds Subaccount, interests in another Underlying Investment or interests in another investment company or any other investment permitted by law; and

(5)
To make any necessary technical changes in the Contracts in order to conform with any of the above- described actions or as may be required or permitted by applicable laws affecting Transamerica Variable Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC’s judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.
UNCLAIMED OR ABANDONED PROPERTY
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

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Appendix- Investment Options Available Under the Contract
The following is a list of current Portfolio Companies available under the Contract which are subject to change as discussed in this prospectus. Depending on the Separate Account of your Contract, you may not be able to invest in certain Portfolio Companies. Not all investment options listed in this prospectus may be available to you. Please refer to your employer’s plan documents for a list of Portfolio Companies that are available in your plan.
More information about each Portfolio Company is available in its prospectuses. The prospectuses, which may be amended from time to time, can be found online at by accessing your account at www.transamerica.com. You can also request this information at no cost by calling our Administrative Office at (800) 755‑5801.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Fund Objective	Portfolio Company and Adviser/Sub‑Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Years	10 Years
Fund Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica Government Money Market*-Class I3[1] Sub‑Adviser: BlackRock Investment Management, LLC	0.33%	3.90%	1.65%	0.96%
Fund Objective: Seeks to achieve maximum total return.	Transamerica Core Bond-Class I3[2] Sub‑Adviser: Aegon USA Investment Management, LLC	0.42%	0.29%	-1.20%	0.46%
Fund Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica High Yield Bond-Class I3[3] Sub‑Adviser: Aegon USA Investment Management, LLC	0.61%	6.54%	2.03%	3.33%
Fund Objective: Seeks maximum real return, consistent with appreciation of capital.	Transamerica Inflation Opportunities-Class I3[9] Sub‑Adviser: PineBridge Investments LLC	0.52%	1.19%	N/A	N/A
Fund Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.	Transamerica Short Term Bond-Class I3[10] Sub‑Adviser: Aegon USA Investment Management, LLC and J.P. Morgan Investment Management Inc.	0.42%	4.05%	N/A	N/A
Fund Objective: Seeks to provide a high total investment return.	Transamerica Balanced II‑Class I3[4] Sub‑Adviser: Aegon USA Investment Management, LLC	0.62%	13.69%	7.98%	7.37%
Fund Objective: Seeks to provide long-term capital appreciation.	Transamerica Large Value Opportunities-Class I3[5] Sub‑Adviser: PineBridge Investments LLC	0.50%	17.60%	8.43%	7.27%
Fund Objective: Seeks to provide capital appreciation.	Transamerica Large Core ESG‑Class I3[6] Sub‑Adviser: PineBridge Investments LLC	0.54%	21.33%	12.86%	10.54%

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Fund Objective	Portfolio Company and Adviser/Sub‑Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Years	10 Years
Fund Objective: Seeks long-term capital appreciation.	Transamerica Small Cap Growth-Class I3[11] Sub‑Adviser: Ranger Investment Management, LP	1.02%	4.97%	N/A	N/A
Fund Objective: Seeks to maximize long-term growth.	Transamerica Large Growth-Class I3[7] Sub‑Adviser: Morgan Stanley Investment Management Inc. and Wellington Management Company LLP	0.71%	35.94%	14.03%	13.63%
Fund Objective: Seeks long-term capital appreciation.	Transamerica Small Cap Value-Class I3[11],1[2] Sub‑Adviser: Systematic Financial Management, L.P	0.89%	11.36%	N/A	N/A
Fund Objective: Seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non‑U.S. issuers.	Transamerica International Equity-Class I3[8] Sub‑Adviser: Thompson, Siegel & Walmsley LLC	0.76%	2.52%	3.47%	3.44%
Fund Objective: Seeks to provide a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio-Class I Adviser: Calvert Research and Management	0.64%	18.32%	8.23%	7.26%
*Government Money Market: The 7‑Day Yield was 3.37% as of December 31, 2024. The 7‑Day Effective Yield was 3.43% as of December 31, 2024.
(1) Total returns calculated for any period for the Government Money Market reflect the performance of the Transamerica Partners
Government Money Market Portfolio prior to October 13, 2017 and the performance of the Transamerica Government Money
Market Fund thereafter.
(2) Effective November 1, 2022, Transamerica Intermediate Bond was renamed Transamerica Core Bond Total returns calculated for any period for the Intermediate Bond reflect the performance of the Transamerica Partners Institutional Core Bond Portfolio
prior to March 24, 2017 and the performance of the Transamerica Intermediate Bond Fund thereafter.
(3) Total returns calculated for any period for the High Yield Bond reflect the performance of the Transamerica Partners High Yield
Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica High Yield Bond Fund thereafter.
(4) Total returns calculated for any period for the Balanced II reflect the performance of the Transamerica Partners Balanced
Portfolio prior to September 15, 2017 and the performance of the Transamerica Balanced II Fund thereafter.
(5) Total returns calculated for any period for the Large Value Opportunities reflect the performance of the Transamerica Partners
Institutional Large Value Portfolio prior to May 5, 2017 and the performance of the Transamerica Large Value Opportunities thereafter.
(6) Effective March 1, 2023, Transamerica Large Core was renamed Transamerica Large Core ESG and the fund’s investment strategy was revised to include an ESG overlay. Total returns calculated for the period from March 10, 2017 to February 28, 2023 reflect the performance of the Transamerica Large Core. Total returns calculated for periods prior to March 17, 2017 reflect the performance of the Transamerica Partners Institutional Large Core Portfolio.
(7) Total returns calculated for any period for the Large Growth reflect the performance of the Transamerica Partners Institutional
Large Growth Portfolio prior to March 10, 2017 and the performance of the Transamerica Large Growth Fund thereafter.

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(8) Total returns calculated for any period for the International Equity reflect the performance of the Transamerica Partners International Equity Portfolio prior to March 10, 2017 and the performance of the Transamerica International Equity Fund thereafter.
(9) Transamerica Inflation Opportunities, was added effective October 27, 2023 and as of December 31, 2024 does not have five or ten year annualized total returns .
(10) Transamerica Short Term Bond was added effective December 12, 2022 and as of December 31, 2024, does not have five or ten year annualized total returns.
(11) Small Cap Growth and Small Cap Value were added effective July 31, 2020, and as of December 31, 2024, do not have five or ten year annualized total returns.
(12) Effective on or about August 30, 2024, the subadviser for Transamerica Small Cap Value changed from Peregrine Capital Management, LLC to Systematic Financial Management, L.P.
Note: All Transamerica Fund underlying fund portfolios are advised by Transamerica Asset Management. The entities listed are the sub‑advisers unless otherwise indicated.

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How To Find Additional Information About Your Contract
The Statement of Additional Information (“SAI”) dated May 1, 2025for this Contract includes additional information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated into this prospectus by reference. The SAI includes additional information about Transamerica and the Separate Account.
For a free paper copy of the SAI, to request other information about the Policies, and to make investor inquiries, call us at our administrative office at (800) 755‑5801 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing us at our mailing address at Transamerica, 6400 C Street SW, Cedar Rapids, IA 52499-0001.
Reports and other information about us and the Separate Account are available on the SEC’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.
EDGAR Contract Identifier No. is # C0000916943

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Statement of Additional Information

Group Variable Annuity Contracts

Issued By

Transamerica Variable Funds

and

Transamerica Financial Life Insurance Company

440 Mamaroneck Avenue, Harrison, NY 10528

(800) 755-5801

This Statement of Additional Information (“SAI”) is NOT a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2025, and supplemented from time to time (the “Prospectus”), for the Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company (“TFLIC”) which invest in Transamerica Variable Funds (the “Variable Funds Account” or “Account”). The Prospectus is available, at no charge, by writing TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528 or by calling (800) 755-5801.

Dated: May 1, 2025

INFORMATION ABOUT US

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company (TFLIC) was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are located at 440 Mamaroneck Avenue, Harrison, New York 10528

We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd. a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

TFLIC holds the assets of the separate account physically segregated and apart from the general account All obligations arising under the contracts, including the promise to make annuity payments are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the contracts.

Transamerica Variable Funds Subaccounts

The Transamerica Variable Funds Account (“Variable Funds Account”), 440 Mamaroneck Avenue, Harrison, New York, was established by the Company on November 30, 1993, and is a unit investment trust registered with the SEC under the 1940 Act (the “1940 Act”) and operating under New York law. The Variable Funds Account has underlying investments which are managed by Transamerica Asset Management, Inc. (“TAM”), except the Calvert Series Subaccount which invests in the Calvert VP SRI Balanced Portfolio, a mutual fund managed by Calvert Research and Management.

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NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Cyber Security (continued from “Principal Risks” section of the Prospectus)

OPPORTUNITIES and CHALLENGES

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is doing

Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement the appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.

OVERVIEW

Information security and privacy regulation

Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses such as the New Year Department of Financial Services Rule 500 (NYDFS Rule 500). NYDFS amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies on July 26, 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regards to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S-P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.

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Operational Risks

A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US

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federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.

Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.

Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.

Market Risks

The market prices of a fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the fund’s securities and assets fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or

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other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The domestic and global economic downturn may be prolonged. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.

Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments due to the interconnected nature of the global economy and capital markets. For each of the Transamerica Funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations to the Funds.

TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is wholly owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE),

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a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Expense Limitation

TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.

In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.

Transamerica (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of Variable Funds Account and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend Variable Funds Account or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in Variable Funds Account and Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.

Certain Other Accounts are offered as investment options through variable insurance contracts and other retirement products offered and sold by Transamerica insurance companies. TAM also acts as an investment manager with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

7

TAM serves as investment advisor to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds and asset allocation accounts that invest in affiliated underlying investments and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of fund’s assets among the underlying fund or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub adviser or portfolio construction manager and is subject to conflicts of interest in connection with the selection and allocation by the sub-adviser or portfolio construction manager of the assets of the fund of funds or Other Account. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser or portfolio construction managers, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts. Transamerica will receive more revenue when it or a sub-adviser or portfolio construction manager selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying investments or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying investments or Other Accounts or to those underlying investments or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated subscale underlying investments or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds or funds and certain funds or funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying investments, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying investments. TAM Compliance monitors allocation changes by the funds of funds.

TAM may have a financial incentive to implement certain changes to Variable Funds Account or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher management or advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval). The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders.

Such aggregation of assets may create incentives for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement. TAM is a fiduciary for shareholders in the funds and must act in their best interests. As a fiduciary, TAM must put the interests of the funds ahead of its own interests (or the interests of its affiliates), and must conduct the affairs of the funds as would prudent and experienced money managers. Any decision by TAM to recommend the hiring, retention or termination of a sub-adviser for a fund to the fund’s Board and, if required, fund shareholders/investors, must serve the interests of shareholders in that fund without taking into account any potential benefit or harm to any other fund or Other Account or Transamerica .

Sale of Contracts/Principal Underwriter

Transamerica Capital, LLC. (“TCL”) (formerly Transamerica Capital, Inc.), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which were sold by registered representatives who were also licensed insurance agents of TFLIC. We have discontinued new sales of the Contracts. TCL is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

8

TCL will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

Custodian

State Street, located at One Iron Street, Boston, MA 02110, serves as the Trust’s custodian. State Street, among other things, maintains a custody account or accounts in the name of each underlying investment, receives and delivers all assets for the underlying investments upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the underlying investments and makes disbursements on behalf of the underlying investments. State Street neither determines the underlying investments’ investment policies nor decides which securities the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Unit Value Determination

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange (“NYSE”) is open for business. The unit value is not determined in days when the NYSE is closed. This daily determination of unit value is made as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding Underlying Investment in which the assets of the particular Variable Funds Subaccount are invested. Therefore, the valuation of units of the Variable Funds Subaccounts depends on the valuation policies of the Underlying Investments.

HISTORICAL PERFORMANCE DATA

Money Market Yields

We may from time to time disclose the current annualized yield of the money market Subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects:

(i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.

Current Yield = ((NCS * ES)/UV) * (365/7)

Where

9

NCS	=

The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a contract, the yield for the money market Subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. We may also disclose the effective yield of the money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of one Subaccount unit.
ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

Total Returns

We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using Subaccount unit values which we calculate on each Business Day based on the performance of the Separate Account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.

P (1 + T)N = ERV

Where:

The average annual total return net of Subaccount
T	=	recurring charges.
ERV	=	The ending redeemable value of the hypothetical
P	=	account at the end of the period.
N	=	A hypothetical initial payment of $1,000.
The number of years in the period.

10

Other Performance Data

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula.

CTR = (ERV / P)-1

Where:

CT	=	The cumulative total return net of Subaccount recurring
R	=	charges for the period.
ER	=	The ending redeemable value of the hypothetical
V	=	investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.

 All non-standard performance data will only be advertised if the standard performance data is also disclosed.

 Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular Subaccount commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of contract charges that are currently in effect.

SERVICES

We perform administrative services for the contracts. These services include issuance of the contracts, maintenance of records concerning the contracts, and certain valuation services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company at December 31, 2024, and for the year in the period ended December 31, 2024, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company as of December 31, 2023 and for each of the two years in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Transamerica Variable Funds appearing herein have been audited by Ernst & Young LLP and have been included in reliance on their report given on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Transamerica Variable Funds and the statutory basis financial statements of TFLIC are included in Part B of this Registration Statement.

The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Transamerica Variable Funds.

11

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2024

	Government Money Market	Short-Term Bond	Inflation Opportunities	Core Bond	High Yield Bond
Assets:
Investment in mutual fund, at net asset value	$23,810,998	$6,535,107	$10,551,650	$18,519,338	$2,539,309
Receivable for investment sold	—	—	—	1,159	—
Receivable for units sold	3,608	977	1,260	1,683	390
Dividends receivable	95,013	25,179	—	77,544	15,660

Total assets	23,909,619	6,561,263	10,552,910	18,599,724	2,555,359

Liabilities:
Payable for investment purchased	96,914	26,078	1,090	77,544	15,970
Payable for units redeemed	1,707	78	170	2,842	80
Accrued mortality and expense risk fees	29,391	6,398	10,337	19,778	2,507

Total liabilities	128,012	32,554	11,597	100,164	18,557

Net assets attributable to annuity contractholders	$23,781,607	$6,528,709	$10,541,313	$18,499,560	$2,536,802

Accumulation units	1,025,104	600,006	984,029	393,101	60,207

Unit value	$23.20	$10.88	$10.71	$47.06	$42.13

Investment in mutual fund:
Cost	$23,810,997	$6,392,725	$10,080,216	$18,489,779	$2,446,553

Number of shares	23,810,997	666,848	1,094,570	2,183,884	310,429

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

At December 31, 2024

	Balanced II	Large Value Opportunities	Large Core ESG	Large Growth
Assets:
Investment in mutual fund, at net asset value	$42,452,842	$125,937,605	$109,853,182	$222,700,827
Receivable for units sold	2,264	276,294	274,291	145,504

Total assets	42,455,106	126,213,899	110,127,473	222,846,331

Liabilities:
Payable for investment purchased	912	6,943	5,235	12,897
Payable for units redeemed	1,352	269,351	269,056	132,607
Accrued mortality and expense risk fees	41,741	132,920	111,857	236,418

Total liabilities	44,005	409,214	386,148	381,922

Net assets attributable to annuity contractholders	$42,411,101	$125,804,685	$109,741,325	$222,464,409

Accumulation units	337,003	786,306	908,193	735,950

Unit value	$125.85	$159.99	$120.83	$302.28

Investment in mutual fund:
Cost	$40,313,700	$125,304,156	$104,531,632	$229,191,737

Number of shares	3,625,349	13,600,173	9,914,547	16,582,340

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

At December 31, 2024

	Small Cap Growth	Small Cap Value	International Equity	Calvert
Assets:
Investment in mutual fund, at net asset value	$3,127,658	$2,764,621	$29,928,401	$10,022,422
Receivable for investment sold	—	41	—	—
Receivable for units sold	817	37	3,823	1,590

Total assets	3,128,475	2,764,699	29,932,224	10,024,012

Liabilities:
Payable for investment purchased	726	—	3,301	751
Payable for units redeemed	91	78	522	839
Accrued mortality and expense risk fees	3,188	2,780	31,681	10,183

Total liabilities	4,005	2,858	35,504	11,773

Net assets attributable to annuity contractholders	$3,124,470	$2,761,841	$29,896,720	$10,012,239

Accumulation units	255,869	157,746	1,006,134	116,781

Unit value	$12.21	$17.51	$29.71	$85.74

Investment in mutual fund:
Cost	$3,116,890	$3,278,715	$25,382,106	$8,165,170

Number of shares	501,227	556,262	1,462,776	3,657,818

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2024

	Government Money Market	Short-Term Bond	Inflation Opportunities	Core Bond	High Yield Bond
Investment income:
Dividend income	$1,178,697	$299,778	$305,515	$1,006,288	$177,670

Expenses:
Mortality and expense risk fees	264,762	76,113	126,715	252,930	29,815

Total expenses	264,762	76,113	126,715	252,930	29,815

Net investment income	913,935	223,665	178,800	753,358	147,855

Net realized and unrealized gains (losses) on investment:
Net realized gains (losses) on investment	—	32,448	118,838	(1,749,143)	53,593
Net change in unrealized appreciation (depreciation) on investment	—	17,738	(152,847)	1,082,999	(21,860)

Net realized and unrealized gains (losses) on investment	—	50,186	(34,009)	(666,144)	31,733

Net increase in net assets resulting from operations	$913,935	$273,851	$144,791	$87,214	$179,588

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2024

	Balanced II	Large Value Opportunities	Large Core ESG	Large Growth
Investment income:
Dividend income	$1,564,247	$12,273,861	$7,603,909	$—

Expenses:
Mortality and expense risk fees	471,823	1,536,748	1,251,945	2,356,796

Total expenses	471,823	1,536,748	1,251,945	2,356,796

Net investment income (loss)	1,092,424	10,737,113	6,351,964	(2,356,796)

Net realized and unrealized gains (losses) on investment:
Net realized gains (losses) on investment	1,292,758	2,937,018	4,733,189	13,842,446
Realized capital gain distributions	4,296,229	12,751,372	13,894,465	39,889,711
Net change in unrealized appreciation (depreciation) on investment	(1,185,414)	(3,341,507)	(3,008,018)	17,061,973

Net realized and unrealized gains (losses) on investment	4,403,573	12,346,883	15,619,636	70,794,130

Net increase in net assets resulting from operations	$5,495,997	$23,083,996	$21,971,600	$68,437,334

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2024

	Small Cap Growth	Small Cap Value	International Equity	Calvert
Investment income:
Dividend income	$—	$50,878	$802,005	$173,949

Expenses:
Mortality and expense risk fees	33,902	28,922	409,315	111,854

Total expenses	33,902	28,922	409,315	111,854

Net investment income (loss)	(33,902)	21,956	392,690	62,095

Net realized and unrealized gains (losses) on investment:
Net realized gains (losses) on investment	54,917	(22,185)	1,488,937	361,822
Realized capital gain distributions	348,161	550,922	98,599	179,221
Net change in unrealized appreciation (depreciation) on investment	(217,573)	(261,799)	(775,665)	1,090,514

Net realized and unrealized gains (losses) on investment	185,505	266,938	811,871	1,631,557

Net increase in net assets resulting from operations	$151,603	$288,894	$1,204,561	$1,693,652

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2024

	Government Money Market	Short-Term Bond	Inflation Opportunities	Core Bond	High Yield Bond
From operations:
Net investment income (loss)	$913,935	$223,665	$178,800	$753,358	$147,855
Net realized gains (losses) from investment	—	32,448	118,838	(1,749,143)	53,593
Net change in unrealized appreciation (depreciation) on investment	—	17,738	(152,847)	1,082,999	(21,860)

Net increase in net assets resulting from operations	913,935	273,851	144,791	87,214	179,588

From unit transactions:
Units sold	2,080,126	633,197	415,236	1,420,178	1,012,211
Units redeemed	(3,644,676)	(1,480,712)	(2,219,079)	(7,830,954)	(1,204,879)

Net increase (decrease) in net assets resulting from unit transactions	(1,564,550)	(847,515)	(1,803,843)	(6,410,776)	(192,668)

Total increase (decrease) in net assets	(650,615)	(573,664)	(1,659,052)	(6,323,562)	(13,080)

Net assets:
Beginning of year	24,432,222	7,102,373	12,200,365	24,823,122	2,549,882

End of year	$23,781,607	$6,528,709	$10,541,313	$18,499,560	$2,536,802

Units outstanding beginning of year	1,093,885	679,032	1,152,510	528,899	64,456
Units sold	90,903	59,023	39,066	30,182	25,228
Units redeemed	(159,684)	(138,049)	(207,547)	(165,980)	(29,477)

Units outstanding end of year	1,025,104	600,006	984,029	393,101	60,207

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2024

	Balanced II	Large Value Opportunities	Large Core ESG	Large Growth
From operations:
Net investment income (loss)	$1,092,424	$10,737,113	$6,351,964	$(2,356,796)
Net realized gains (losses) from investment	1,292,758	2,937,018	4,733,189	13,842,446
Realized capital gain distributions	4,296,229	12,751,372	13,894,465	39,889,711
Net change in unrealized appreciation (depreciation) on investment	(1,185,414)	(3,341,507)	(3,008,018)	17,061,973

Net increase in net assets resulting from operations	5,495,997	23,083,996	21,971,600	68,437,334

From unit transactions:
Units sold	1,705,513	2,838,658	4,139,517	3,238,612
Units redeemed	(6,109,337)	(32,782,687)	(21,580,031)	(56,782,640)

Net increase (decrease) in net assets resulting from unit transactions	(4,403,824)	(29,944,029)	(17,440,514)	(53,544,028)

Total increase (decrease) in net assets	1,092,173	(6,860,033)	4,531,086	14,893,306

Net assets:
Beginning of year	41,318,928	132,664,718	105,210,239	207,571,103

End of year	$42,411,101	$125,804,685	$109,741,325	$222,464,409

Units outstanding beginning of year	373,266	975,131	1,056,428	933,488
Units sold	14,358	18,436	36,624	12,870
Units redeemed	(50,621)	(207,261)	(184,859)	(210,408)

Units outstanding end of year	337,003	786,306	908,193	735,950

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2024

	Small Cap Growth	Small Cap Value	International Equity	Calvert
From operations:
Net investment income (loss)	$(33,902)	$21,956	$392,690	$62,095
Net realized gains (losses) from investment	54,917	(22,185)	1,488,937	361,822
Realized capital gain distributions	348,161	550,922	98,599	179,221
Net change in unrealized appreciation (depreciation) on investment	(217,573)	(261,799)	(775,665)	1,090,514

Net increase in net assets resulting from operations	151,603	288,894	1,204,561	1,693,652

From unit transactions:
Units sold	547,341	503,407	1,066,906	426,965
Units redeemed	(478,171)	(428,789)	(10,608,238)	(1,821,084)

Net increase (decrease) in net assets resulting from unit transactions	69,170	74,618	(9,541,332)	(1,394,119)

Total increase (decrease) in net assets	220,773	363,512	(8,336,771)	299,533

Net assets:
Beginning of year	2,903,697	2,398,329	38,233,491	9,712,706

End of year	$3,124,470	$2,761,841	$29,896,720	$10,012,239

Units outstanding beginning of year	249,620	152,541	1,319,097	134,039
Units sold	45,544	29,853	35,292	5,323
Units redeemed	(39,295)	(24,648)	(348,255)	(22,581)

Units outstanding end of year	255,869	157,746	1,006,134	116,781

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Period/Year Ended December 31, 2023

	Government Money Market	Short-Term Bond	Inflation Opportunities (1)	Core Bond	High Yield Bond
From operations:
Net investment income (loss)	$926,794	$190,927	$51,150	$728,624	$117,302
Net realized gains (losses) from investment	—	3,444	29,345	(973,602)	2,700
Net change in unrealized appreciation (depreciation) on investment	—	129,729	624,281	1,464,934	109,100

Net increase in net assets resulting from operations	926,794	324,100	704,776	1,219,956	229,102

From unit transactions:
Units sold	2,120,592	642,153	12,251,688	3,235,370	134,086
Units redeemed	(4,801,921)	(1,325,228)	(756,099)	(4,756,605)	(280,944)

Net increase (decrease) in net assets resulting from unit transactions	(2,681,329)	(683,075)	11,495,589	(1,521,235)	(146,858)

Total increase (decrease) in net assets	(1,754,535)	(358,975)	12,200,365	(301,279)	82,244

Net assets:
Beginning of year	26,186,757	7,461,348	—	25,124,401	2,467,638

End of year	$24,432,222	$7,102,373	$12,200,365	$24,823,122	$2,549,882

Units outstanding beginning of year	1,215,621	745,817	—	560,830	68,364
Units sold	97,313	63,067	1,225,059	72,071	3,598
Units redeemed	(219,049)	(129,852)	(72,549)	(104,002)	(7,506)

Units outstanding end of year	1,093,885	679,032	1,152,510	528,899	64,456

(1)	Commencement of Operations was October 30, 2023.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Period/Year Ended December 31, 2023

	Balanced II	Large Value Opportunities	Large Core ESG (2)	Large Growth
From operations:
Net investment income (loss)	$362,008	$1,236,442	$53,333	$(2,029,140)
Net realized gains (losses) from investment	552,133	(1,291,829)	872,503	(197,650)
Realized capital gain distributions	764,455	—	6,860,933	—
Net change in unrealized appreciation (depreciation) on investment	4,839,548	8,908,319	14,184,833	66,367,386

Net increase in net assets resulting from operations	6,518,144	8,852,932	21,971,602	64,140,596

From unit transactions:
Units sold	983,422	2,822,708	1,451,436	2,900,654
Units redeemed	(5,377,130)	(13,854,270)	(12,261,847)	(19,241,689)

Net increase (decrease) in net assets resulting from unit transactions	(4,393,708)	(11,031,562)	(10,810,411)	(16,341,035)

Total increase (decrease) in net assets	2,124,436	(2,178,630)	11,161,191	47,799,561

Net assets:
Beginning of year	39,194,492	134,843,348	94,049,048	159,771,542

End of year	$41,318,928	$132,664,718	$105,210,239	$207,571,103

Units outstanding beginning of year	415,960	1,061,190	1,176,926	1,020,734
Units sold	9,554	22,118	16,318	14,956
Units redeemed	(52,248)	(108,177)	(136,816)	(102,202)

Units outstanding end of year	373,266	975,131	1,056,428	933,488

(2)	Name changed from Large Core to Large Core ESG on March 1, 2023.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Period/Year Ended December 31, 2023

	Small Cap Growth	Small Cap Value	International Equity	Calvert
From operations:
Net investment income (loss)	$(29,438)	$44,672	$784,623	$44,265
Net realized gains (losses) from investment	6,181	(66,269)	476,705	60,532
Realized capital gain distributions	124,879	—	—	35,245
Net change in unrealized appreciation (depreciation) on investment	344,325	185,245	3,932,021	1,213,227

Net increase in net assets resulting from operations	445,947	163,648	5,193,349	1,353,269

From unit transactions:
Units sold	483,035	157,024	711,700	286,747
Units redeemed	(476,127)	(242,283)	(3,895,164)	(1,091,377)

Net increase (decrease) in net assets resulting from unit transactions	6,908	(85,259)	(3,183,464)	(804,630)

Total increase (decrease) in net assets	452,855	78,389	2,009,885	548,639

Net assets:
Beginning of year	2,450,842	2,319,940	36,223,606	9,164,067

End of year	$2,903,697	$2,398,329	$38,233,491	$9,712,706

Units outstanding beginning of year	250,237	158,766	1,436,008	146,132
Units sold	44,009	10,531	26,220	4,291
Units redeemed	(44,626)	(16,756)	(143,131)	(16,384)

Units outstanding end of year	249,620	152,541	1,319,097	134,039

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets (c)
For the Period/ Year Ended	Unit Value Beginning of Period/ Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investment	Total Income (Loss) from Investment Operations	Unit Value, End of Period/ Year	Net Assets, End of Period/Year	Total Return (b)	Gross Expenses	Net Expenses, (Net of Reimbursements)		Net Investment Income (Loss) (Net of Reimbursements)	Portfolio Turnover
Government Money Market
12/31/2024	$22.34	$0.86	$(0.00)	$0.86	$23.20	$23,781,607	3.90%	1.10%	1.10%		3.80%	12%
12/31/2023	21.54	0.79	0.01	0.80	22.34	24,432,222	3.65	1.10	1.10		3.61	11
12/31/2022	21.40	0.14	0.00	0.14	21.54	26,186,757	0.70	1.10	0.66	(d)	0.64	135
12/31/2021	21.39	0.01	(0.00)	0.01	21.40	27,724,240	0.03	1.10	0.23	(e)	0.03	12
12/31/2020	21.39	0.01	(0.01)	(0.00)	21.39	30,582,036	0.04	1.10	0.36	(f)	0.03	39

Short-Term Bond
12/31/2024	10.46	0.34	0.08	0.42	10.88	6,528,709	4.05	1.10	1.10		3.23	12
12/31/2023	10.00	0.26	0.20	0.46	10.46	7,102,373	4.54	1.10	1.10		2.58	11
12/31/2022 ^	10.00	0.01	(0.01)	—	10.00	7,461,348	—	1.10	1.10		1.83	0	(g)

Inflation Opportunities
12/31/2024	10.59	0.17	(0.05)	0.12	10.71	10,541,313	1.19	1.10	1.10		1.55	4
12/31/2023 ^^	10.00	0.04	0.55	0.59	10.59	12,200,365	5.86	1.10	1.10		2.32	6

Core Bond
12/31/2024	46.93	1.54	(1.41)	0.13	47.06	18,499,560	0.29	1.10	1.10		3.28	9
12/31/2023	44.80	1.37	0.76	2.13	46.93	24,823,122	4.74	1.10	1.10		3.03	16
12/31/2022	52.16	0.75	(8.11)	(7.36)	44.80	25,124,401	(14.11)	1.10	1.10		1.60	46
12/31/2021	53.23	0.39	(1.46)	(1.07)	52.16	33,368,079	(2.02)	1.10	1.10		0.75	9
12/31/2020	49.99	1.35	1.89	3.24	53.23	38,246,916	6.48	1.10	1.10		2.60	18

High Yield Bond
12/31/2024	39.56	2.22	0.35	2.57	42.13	2,536,802	6.54	1.10	1.10		5.45	43
12/31/2023	36.10	1.78	1.68	3.46	39.56	2,549,882	9.56	1.10	1.10		4.76	10
12/31/2022	41.19	1.60	(6.69)	(5.09)	36.10	2,467,638	(12.36)	1.10	1.10		4.25	108
12/31/2021	39.22	1.40	0.57	1.97	41.19	3,334,868	5.03	1.10	1.10		3.47	11
12/31/2020	38.11	1.55	(0.44)	1.11	39.22	3,198,014	2.90	1.10	1.10		4.26	13

Balanced II
12/31/2024	110.70	3.06	12.09	15.15	125.85	42,411,101	13.69	1.10	1.10		2.55	14
12/31/2023	94.23	0.91	15.56	16.47	110.70	41,318,928	17.48	1.10	1.10		0.90	5
12/31/2022	113.63	0.46	(19.86)	(19.40)	94.23	39,194,492	(17.08)	1.10	1.10		0.46	7
12/31/2021	98.14	0.79	14.70	15.49	113.63	52,774,251	15.78	1.10	1.10		0.75	11
12/31/2020	85.74	0.28	12.12	12.40	98.14	51,298,929	14.46	1.10	1.10		0.32	13

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets (c)
For the Period/ Year Ended	Unit Value Beginning of Period/ Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investment	Total Income (Loss) from Investment Operations	Unit Value, End of Period/ Year	Net Assets, End of Period/Year	Total Return (b)	Gross Expenses	Net Expenses, (Net of Reimbursements)	Net Investment Income (Loss) (Net of Reimbursements)	Portfolio Turnover
Large Value Opportunities
12/31/2024	$136.05	$11.67	$12.27	$23.94	$159.99	$125,804,685	17.60%	1.10%	1.10%	7.69%	19%
12/31/2023	127.07	1.21	7.77	8.98	136.05	132,664,718	7.07	1.10	1.10	0.94	3
12/31/2022	133.40	1.13	(7.46)	(6.33)	127.07	134,843,348	(4.73)	1.10	1.10	0.89	16
12/31/2021	104.67	9.93	18.80	28.73	133.40	157,339,828	27.46	1.10	1.10	8.22	17
12/31/2020	106.76	1.26	(3.35)	(2.09)	104.67	141,612,832	(1.96)	1.10	1.10	1.34	5

Large Core ESG
12/31/2024	99.59	6.29	14.95	21.24	120.83	109,741,325	21.33	1.10	1.10	5.58	18
12/31/2023	79.91	0.05	19.63	19.68	99.59	105,210,239	24.63	1.10	1.10	0.05	8
12/31/2022	96.90	0.10	(17.09)	(16.99)	79.91	94,049,048	(17.53)	1.10	1.10	0.12	7
12/31/2021	75.51	3.63	17.76	21.39	96.90	123,889,813	28.33	1.10	1.10	4.21	13
12/31/2020	66.00	0.40	9.11	9.51	75.51	106,615,592	14.40	1.10	1.10	0.61	11

Large Growth
12/31/2024	222.36	(2.74)	82.66	79.92	302.28	222,464,409	35.94	1.10	1.10	(1.10)	19
12/31/2023	156.53	(2.08)	67.91	65.83	222.36	207,571,103	42.06	1.10	1.10	(1.10)	0	(g)
12/31/2022	292.59	(2.16)	(133.90)	(136.06)	156.53	159,771,542	(46.50)	1.10	1.10	(1.10)	5
12/31/2021	269.00	1.43	22.16	23.59	292.59	324,424,963	8.77	1.10	1.10	0.49	15
12/31/2020	156.78	14.49	97.73	112.22	269.00	340,772,620	71.58	1.10	1.10	7.22	17

Small Cap Growth
12/31/2024	11.63	(0.13)	0.71	0.58	12.21	3,124,470	4.97	1.10	1.10	(1.10)	15
12/31/2023	9.79	(0.12)	1.96	1.84	11.63	2,903,697	18.77	1.10	1.10	(1.10)	18
12/31/2022	14.32	(0.12)	(4.41)	(4.53)	9.79	2,450,842	(31.63)	1.10	1.10	(1.10)	140
12/31/2021	12.29	0.10	1.93	2.03	14.32	3,452,687	16.55	1.10	1.10	0.70	14
12/31/2020 ^^^	10.00	(0.05)	2.34	2.29	12.29	3,335,771	22.91	1.10	1.10	(1.10)	9

Small Cap Value
12/31/2024	15.72	0.14	1.65	1.79	17.51	2,761,841	11.36	1.10	1.10	0.84	16
12/31/2023	14.61	0.29	0.82	1.11	15.72	2,398,329	7.60	1.10	1.10	1.95	9
12/31/2022	16.96	0.13	(2.48)	(2.35)	14.61	2,319,940	(13.88)	1.10	1.10	0.83	137
12/31/2021	13.39	4.51	(0.94)	3.57	16.96	3,338,071	26.61	1.10	1.10	28.26	30
12/31/2020 ^^^	10.00	(0.02)	3.41	3.39	13.39	3,373,665	33.92	1.10	1.10	(0.47)	17

International Equity
12/31/2024	28.98	0.32	0.41	0.73	29.71	29,896,720	2.52	1.10	1.10	1.06	4
12/31/2023	25.23	0.57	3.18	3.75	28.98	38,233,491	14.90	1.10	1.10	2.09	4
12/31/2022	29.67	(0.01)	(4.43)	(4.44)	25.23	36,223,606	(14.96)	1.10	1.10	(0.06)	26
12/31/2021	26.48	0.68	2.51	3.19	29.67	47,346,858	12.05	1.10	1.10	2.36	7
12/31/2020	25.06	0.07	1.35	1.42	26.48	46,652,934	5.70	1.10	1.10	0.31	7

Calvert
12/31/2024	72.46	0.49	12.79	13.28	85.74	10,012,239	18.32	1.10	1.10	0.61	6
12/31/2023	62.71	0.32	9.43	9.75	72.46	9,712,706	15.55	1.10	1.10	0.47	4
12/31/2022	74.97	0.67	(12.93)	(12.26)	62.71	9,064,067	(16.35)	1.10	1.10	1.01	13
12/31/2021	65.84	0.27	8.86	9.13	74.97	12,883,589	13.87	1.10	1.10	0.38	6
12/31/2020	57.74	0.92	7.18	8.10	65.84	12,984,735	14.01	1.10	1.10	1.56	12

^	Commencement of Operations was December 12, 2022. Total return and portfolio turnover are not annualized.
^^	Commencement of Operations was October 30, 2023. Total return and portfolio turnover are not annualized.
^^^	Commencement of Operations was August 1, 2020. Total return and portfolio turnover are not annualized.
(a)	Calculated based upon average units outstanding.
(b)	Actual return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
(c)	Ratios exclude expenses incurred by the Underlying Fund or Calvert VP SRI Balanced Portfolio.
(d)	Expenses waived to sustain a positive yield had an impact of 0.44%.
(e)	Expenses waived to sustain a positive yield had an impact of 0.87%.
(f)	Expenses waived to sustain a positive yield had an impact of 0.74%.
(g)	Amount rounds to less than 1.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Variable Funds (individually, a “Subaccount” and collectively, “TVF”) is a separate investment account established on November 30, 1993, by Transamerica Financial Life Insurance Company (“TFLIC”). TFLIC is incorporated under the laws of the State of New York and is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

TVF operates as a unit investment trust under the Investment Company Act of 1940, as amended. TVF holds assets that are segregated from all of TFLIC’s other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by TFLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TFLIC is the legal holder of the assets in TVF.

There are currently thirteen Subaccounts within TVF which are available to contractholders of Group Plans. Each Subaccount operates as a “fund of fund”, and with the exception of the Calvert Subaccount, invests all of its investable assets in a corresponding series of Transamerica Funds (the “Trust”). The Calvert Subaccount invests in the Calvert VP SRI Balanced Portfolio (the “Calvert Portfolio”), a series of Calvert Variable Series, Inc. The shareholder reports of the Trust and the Calvert Portfolio (collectively, the “Underlying Funds”), including the Schedules of Investments, should be read in conjunction with TVF’s financial statements.

Subaccount	Underlying Fund
Government Money Market (1)	Transamerica Government Money Market Fund, Class I3
Short-Term Bond (2)	Transamerica Short-Term Bond Fund, Class I3
Inflation Opportunities (3)	Transamerica Inflation Opportunities Fund, Class I3
Core Bond (1)(4)	Transamerica Core Bond Fund, Class I3 (3)
High Yield Bond (1)	Transamerica High Yield Bond Fund, Class I3
Balanced II (1)	Transamerica Balanced II Fund, Class I3
Large Value Opportunities (1)	Transamerica Large Value Opportunities Fund, Class I3
Large Core ESG (1)(5)	Transamerica Large Core ESG Fund, Class I3
Large Growth (1)	Transamerica Large Growth Fund, Class I3
Small Cap Value (6)	Transamerica Small Cap Value Fund, Class I3
Small Cap Growth (6)	Transamerica Small Cap Growth Fund, Class I3
International Equity (1)	Transamerica International Equity Fund, Class I3
Calvert (1)	Calvert VP SRI Balanced Portfolio

(1)	Commencement of operations was August 18, 1994.
(2)	Commencement of operations was December 12, 2022.
(3)	Commencement of Operations was October 30, 2023.
(4)	Effective November 1, 2022, name changed from Intermediate Bond to Core Bond.
(5)	Effective March 1, 2023, name changed from Large Core to Large Core ESG
(6)	Commencement of operations was August 1, 2020.

From time to time, TVF may have a concentration of several contractholders holding a significant percentage of shares outstanding. Investment activities of these contractholders could have a material impact on TVF.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting and reporting guidance Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by TVF.

Security Transactions, Investment Income, and Expenses: Security transactions are accounted for on the trade date. Realized gains and losses from the sale of investments are determined on the basis of identified cost. Dividend income and realized capital gain distributions from the investment are recorded on the ex-dividend date.

In addition to an asset-based fee assessed to the Subaccounts, each Subaccount will indirectly bear the fees and expenses reflected in the corresponding Underlying Fund’s or Calvert Portfolio’s unit value.

Distributions to Contractholders: The net investment income, if any, and realized and unrealized gains and losses earned by each Subaccount are accumulated and reinvested in the Subaccount, rather than distributed or allocated to the contractholders.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of the New York Stock Exchange (the “NYSE”) each day the NYSE is open for business. Participants may contribute to or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.

Federal Income Taxes: The operations of TVF form a part of, and are taxed with, the operations of TFLIC. TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized or unrealized capital gains attributable to TVF. Based upon this expectation, no charges are currently being deducted from TVF for federal income tax purposes. TFLIC identifies its major tax jurisdictions as US Federal, all fifty states and the District of Columbia.

TVF recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, TVF recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations. Management has evaluated TVF’s tax provisions taken for all open tax years 2021-2023, as 2024 has not yet been filed, and has concluded that no provision for income tax is required in TVF’s financial statements.

Indemnification: In the normal course of business, TVF enters into contracts that contain a variety of representations that provide general indemnifications. TVF’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against TVF and/or its affiliates that have not yet occurred. However, based on experience, TVF expects the risk of loss to be remote.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The values of the Subaccounts’ investments in the Trust and in the Calvert Portfolio are valued at the net asset value per share at the close of business of the NYSE, each day the NYSE is open for business.

The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. A description of the portfolio valuation policy for the Underlying Funds can be found in the notes to the Underlying Funds’ financial statements. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. SECURITY VALUATIONS (continued)

Level 2 – Inputs, other than quoted prices included in Level 1 that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange- traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Certain investment companies are valued at the net asset value of the underlying portfolio as a practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded net asset value and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy. There are no Level 2 or Level 3 investments held as of December 31, 2024 and during the year then ended.

NOTE 3. FEES AND RELATED PARTY TRANSACTIONS

All Subaccounts, except the Calvert Subaccount, purchase shares of a series of the Trust. The unit value of each series of the Trust reflects the investment management fee charged by Transamerica Asset Management, Inc. (“TAM”), the investment manager of the Trust, which provides investment advice and related services to the Trust. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by AEGON International B.V., which is wholly owned by AEGON Ltd., a Bermuda exempted company with liability limited by shares (formerly AEGON NV, a Netherlands corporation) and a publicly traded international insurance group.

TFLIC reserves the right to deduct an annual contract charge from a participant’s account to reimburse TFLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TFLIC has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

Daily charges to TVF for mortality and expense risk fees assumed by TFLIC were computed at an annual rate of 1.10%; however, TFLIC reserves the right to charge maximum fees of 1.25% of daily average net assets upon written notice.

In order to avoid a negative yield in the Government Money Market Subaccount (“Money Market”), TFLIC may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement would be

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3. FEES AND RELATED PARTY TRANSACTIONS (continued)

voluntary, could be discontinued at any time, and is subject to recapture by TFLIC during the calendar year in which it was waived. There were no amounts recaptured during the year ended December 31, 2024 and no amounts subject to recoupment in future years.

Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the captions “Expenses reimbursed”. There is no guarantee that Money Market will be able to avoid a negative yield. There was no amount waived during the year ended December 31, 2024.

NOTE 4. PORTFOLIO TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Government Money Market	$2,929,334	$3,473,347
Short-Term Bond	816,203	1,416,080
Inflation Opportunities	485,467	2,111,695
Core Bond	2,037,438	7,608,663
High Yield Bond	1,164,451	1,197,130
Balanced II	6,952,309	5,964,171
Large Value Opportunities	25,885,846	32,330,855
Large Core ESG	22,976,460	20,155,722
Large Growth	40,757,082	56,722,022
Small Cap Growth	847,511	463,544
Small Cap Value	1,067,499	419,388
International Equity	1,412,193	10,465,491
Calvert	567,926	1,719,512

NOTE 5. RISK FACTORS

Market risk: The market values of the Underlying Funds’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets.

As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of an Underlying Fund’s investments may go down.

TRANSAMERICA VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5. RISK FACTORS (continued)

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of an Underlying Fund’s investments, impair an Underlying Fund’s ability to satisfy redemption requests, and negatively impact an Underlying Fund’s performance.

Underlying funds risk: Because each Subaccount invests its assets in an Underlying Fund, its ability to achieve its investment objective depends largely on the performance on the Underlying Fund in which it invests. Investing in Underlying Funds subjects the Subaccounts to the risks of investing in the underlying securities or assets held by those Underlying Funds. Each Underlying Fund has its own investment risks, and those risks can affect the value of the Underlying Fund’s shares, and therefore the value of a Subaccount’s investment. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, a Subaccount will bear a pro rata portion of the operating expenses of the Underlying Fund in which it invests.

NOTE 6. NEW ACCOUNTING PRONOUNCEMENT

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of Transamerica Financial Life Insurance Company. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “net assets” and significant segment expenses are listed on the accompanying Statements of Operations and Changes in Net Assets.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through the date on which these financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment to or disclosure in the financial statements.

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2024, 2023 and 2022

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2024, 2023 and 2022

Contents

Report of Independent Auditors	1

Audited Financial Statements

Balance Sheets – Statutory Basis	6
Statements of Operations – Statutory Basis	7
Statements of Changes in Capital and Surplus – Statutory Basis	8
Statements of Cash Flow – Statutory Basis	10

Notes to Financial Statements – Statutory Basis
1. Organization and Nature of Business	11
2. Basis of Presentation and Summary of Significant Accounting Policies	11
3. Accounting Changes and Correction of Errors	25
4. Fair Values of Financial Instruments	26
5. Investments	35
6. Policy and Contract Attributes	52
7. Reinsurance	68
8. Income Taxes	69
9. Capital and Surplus	76
10. Securities Lending	77
11. Retirement and Compensation Plans	78
12. Related Party Transactions	79
13. Managing General Agents and Third-Party Administrators	84
14. Commitments and Contingencies	84
15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities	86
16. Subsequent Events	87

Appendix A – Listing of Affiliated Companies	88

Statutory-Basis Financial Statement Schedules	90

Report of Independent Auditors	91

Summary of Investments – Other Than Investments in Related Parties	92
Supplementary Insurance Information	93
Reinsurance	94

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 and 2022 Financial Statements

The statutory-basis financial statements of the Company for the years ended December 31, 2023 and 2022, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the New York Department of Financial Services on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2024	2023

Admitted assets
Cash, cash equivalents and short-term investments	$243	$1,247
Bonds	4,586	4,953
Preferred stocks	4	4
Common stocks	3	3
Mortgage loans on real estate	1,725	1,841
Policy loans	160	151
Securities lending reinvested collateral assets	301	321
Derivatives	21	39
Other invested assets	273	285

Total cash and invested assets	7,316	8,844

Accrued investment income	52	58
Premiums deferred and uncollected	6	8
Net deferred income tax asset	21	24
Other assets	45	14
Separate account assets	20,993	18,447

Total admitted assets	$28,433	$27,395

Liabilities and capital and surplus

Aggregate reserves for policies and contracts	$5,863	$6,173
Policy and contract claim reserves	32	37
Liability for deposit-type contracts	32	30
Transfers from separate accounts due or accrued	(65)	(65)
Asset valuation reserve	106	114
Interest maintenance reserve	—	4
Derivatives	43	59
Payable for collateral under securities loaned and other transactions	319	359
Borrowed money	—	20
Remittances and items not allocated	219	1,265
Other liabilities	60	42
Separate account liabilities	20,993	18,447

Total liabilities	27,602	26,485

Total capital and surplus	831	910

Total liabilities and capital and surplus	$28,433	$27,395

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022

Revenues
Premiums and annuity considerations	$5,047	$3,517	$5,185
Net investment income	310	330	333
Fee revenue and other income	254	238	250

Total revenue	5,611	4,085	5,768

Benefits and expenses
Death benefits	91	92	84
Annuity benefits	131	180	136
Accident and health benefits	72	69	58
Surrender benefits	4,867	3,902	10,801
Other benefits	14	11	9
Net increase (decrease) in reserves	(284)	(360)	(182)
Commissions	98	89	87
Net transfers to (from) separate accounts	209	(365)	(5,617)
General insurance expenses and other	175	153	144

Total benefits and expenses	5,373	3,771	5,520

Gain (loss) from operations before federal income taxes	238	314	248
Federal income tax (benefit) expense	15	24	1

Net gain (loss) from operations	223	290	247
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(87)	(100)	(179)

Net income (loss)	$136	$190	$68

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2022	$2	$684	$15	$388	$1,089
Net income (loss)	—	—	—	68	68
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(23)	(23)
Change in net deferred income tax asset	—	—	—	12	12
Change in nonadmitted assets	—	—	—	(26)	(26)
Change in reserve on account of change valuation basis	—	—	—	51	51
Change in asset valuation reserve	—	—	—	(2)	(2)
Dividends to stockholders	—	—	—	(300)	(300)
Other changes - net	—	—	(8)	(14)	(22)

Balance at December 31, 2022	$2	$684	$7	$154	$847
Net income (loss)	—	—	—	190	190
Change in net unrealized capital gains/losses, net of taxes	—	—	—	14	14
Change in net deferred income tax asset	—	—	—	1	1
Change in nonadmitted assets	—	—	—	6	6
Change in asset valuation reserve	—	—	—	(8)	(8)
Return of capital	—	(1)	—	—	(1)
Dividends to stockholders	—	—	—	(170)	(170)
Other changes - net	—	1	5	25	31

Balance at December 31, 2023	$2	$684	$12	$212	$910

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2023	$2	$684	$12	$212	$910
Net income (loss)	—	—	—	136	136
Change in net unrealized capital gains/losses, net of taxes	—	—	9	(26)	(17)
Change in nonadmitted assets	—	—	—	(4)	(4)
Change in asset valuation reserve	—	—	—	8	8
Return of capital	—	1	—	—	1
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	(1)	2	(4)	(3)

Balance at December 31, 2024	$2	$684	$23	$122	$831

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022

Operating activities
Premiums and annuity considerations	$5,048	$3,518	$5,186
Net investment income	328	333	331
Other income	253	238	251
Benefit and loss related payments	(5,180)	(4,262)	(11,090)
Net transfers from separate accounts	(209)	395	5,605
Commissions and operating expenses	(275)	(240)	(234)
Federal income taxes (paid) received	(36)	(23)	(19)

Net cash provided by (used in) operating activities	$(71)	$(41)	$30

Investing activities
Proceeds from investments sold, matured or repaid	$717	$680	$1,040
Costs of investments acquired	(330)	(408)	(925)
Net change in policy loans	(10)	(7)	(7)

Net cash provided by (used in) investing activities	$377	$265	$108

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(1)	$1	$—
Net deposits (withdrawals) on deposit-type contracts	2	1	(4)
Net change in borrowed money	(20)	—	—
Net change in payable for collateral under securities lending and other transactions	(40)	(104)	27
Other cash (applied) provided	(1,051)	1,090	1
Dividends to stockholders	(200)	(170)	(300)

Net cash provided by (used in) financing and miscellaneous activities	$(1,310)	$818	$(276)

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,004)	1,042	(138)

Cash, cash equivalents and short-term investments:
Beginning of year	1,247	205	343

End of year	$243	$1,247	$205

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2024, 2023 and 2022

1.	Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of New York and is owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable annuities and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The State of New York has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and RILA separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than- temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards may be used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a USD floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a USD floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) a cross currency interest rate swap that converts a foreign denominated floating or fixed rate asset to a USD fixed rate asset; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a USD fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a USD fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2024, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company does not currently have exposure to forecasted hedge transactions.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swaps purchase of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of current federal income tax recoverable, disallowed IMR, reinsurance receivable, and accounts receivable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of payable to parent, subsidiaries and affiliates, amounts withheld or retained, other policyholders’ funds, and general expenses due or accrued.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long- term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Assets held in trust for purchases of group annuities segregated by the Company for the benefit of contract holders and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities of the non-guaranteed separate accounts are carried at fair value. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible has been established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On August 13, 2023, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $51 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Errors

During 2023, management identified and corrected an error in the Company’s prior year cash. The error resulted in an understatement of premiums and annuity considerations in the amount of $19, net of tax, which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. This is reflected as a correction of an error in Other Changes - net in the Statements of Changes in Capital and Surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, management identified and corrected an error in the Company’s prior year statutory reserves. The error resulted in an understatement of aggregate reserves for life contracts of $16, net of tax, which was corrected in accordance with SSAP No. 3. This is reflected as a correction of an error in the Statements of Changes in Capital and Surplus.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in- depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third- party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third- party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2024 and 2023, respectively:

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$91	$91	$91	$—	$—
Short-term notes receivable from affiliates	100	100	—	100	—
Bonds	3,956	4,586	261	3,692	3
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,512	1,725	—	—	1,512
Other invested assets	21	22	—	21	—
Derivative assets:
Currency swaps	12	12	—	12	—
Credit default swaps	8	4	—	8	—
Equity swaps	5	5	—	5	—
Derivative assets total	25	21	—	25	—
Policy loans	160	160	—	160	—
Securities lending reinvested collateral	265	265	265	—	—
Separate account assets	20,954	20,961	20,389	565	—

Liabilities
Investment contract liabilities	3,521	3,507	—	1	3,520
Derivative liabilities:
Interest rate swaps	32	42	—	32	—
Currency swaps	(1)	—	—	(1)	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	32	43	1	31	—
Payable for securities lending	301	301	—	301	—
Payable for derivative cash collateral	18	18	—	18	—
Separate account liabilities	20,593	20,616	—	20,288	305

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,189	$1,189	$1,189	$—	$—
Bonds	4,395	4,953	337	4,051	7
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,632	1,841	—	—	1,632
Other invested assets	22	23	—	22	—
Derivative assets:
Interest rate swaps	26	26	—	26	—
Currency swaps	9	7	—	9	—
Credit default swaps	10	6	—	10	—
Derivative assets total	45	39	—	45	—
Policy loans	151	151	—	151	—
Securities lending reinvested collateral	269	269	269	—	—
Separate account assets	18,401	18,410	17,733	668	—

Liabilities
Investment contract liabilities	3,844	3,864	—	1	3,843
Derivative liabilities:
Options	1	1	—	1	—
Interest rate swaps	27	32	—	27	—
Currency swaps	1	1	—	1	—
Credit default swaps	1	1	—	1	—
Equity swaps	23	23	—	23	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	54	59	1	53	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	321	321	—	321	—
Payable for derivative cash collateral	38	38	—	38	—
Separate account liabilities	18,102	18,102	—	17,729	373

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2024 and 2023:

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3	$—	$3

Total bonds	—	3	—	3

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	49	—	—	49

Total cash equivalents and short-term investments	49	—	—	49

Derivative assets	1	5	—	6
Other long term	—	3	—	3
Separate account assets	20,382	263	—	20,645

Total assets	$20,432	$278	$3	$20,713

Liabilities:
Derivative liabilities	$1	$6	$—	$7

Total liabilities	$1	$6	$—	$7

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$4	$—	$4

Total bonds	—	4	—	4

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	1,163	—	—	1,163

Total cash equivalents and short-term investments	1,163	—	—	1,163

Derivative assets	—	24	—	24
Other long term	—	3	—	3
Separate account assets	17,728	313	—	18,041

Total assets	$18,891	$348	$3	$19,242

Liabilities:
Derivative liabilities	$1	$25	$—	$26

Total liabilities	$1	$25	$—	$26

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables summarize the changes in assets classified as Level 3 for 2024 and 2023:

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Common stock	$3	$—	$—	$—	$—

Total	$3	$—	$—	$—	$—

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024

Common stock	$—	$—	$—	$—	$3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$—	$—	$—	$(1)	$1
Common stock	3	—	—	—	—

Total	$3	$—	$—	$(1)	$1

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$—
Common stock	—	—	—	—	3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5.	Investments

Bonds	and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2024
Bonds:
United States Government and agencies	$271	$—	$45	$226
State, municipal and other government	103	—	19	84
Hybrid securities	29	1	3	27
Industrial and miscellaneous	3,330	22	517	2,835
Mortgage and other asset-backed securities	853	10	79	784

Total unaffiliated bonds	4,586	33	663	3,956
Unaffiliated preferred stocks	4	—	—	4

	$4,590	$33	$663	$3,960

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$327	$7	$29	$305
State, municipal and other government	117	1	16	102
Hybrid securities	41	—	4	37
Industrial and miscellaneous	3,473	37	465	3,045
Mortgage and other asset-backed securities	995	19	108	906

Total unaffiliated bonds	4,953	64	622	4,395
Unaffiliated preferred stocks	4	—	—	4

	$4,957	$64	$622	$4,399

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2024,, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2024

December 31:	Carrying Value	Fair Value

Due in one year or less	$225	$224
Due after one year through five years	531	512
Due after five years through ten years	693	629
Due after ten years	2,339	1,862

Subtotal	3,788	3,227
Mortgage and other asset-backed securities	881	812

Total	$4,669	$4,039

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2024 and 2023 is as follows:

	2024

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$31	$8	$189	$37
State, municipal and other government	71	19	1	—
Hybrid securities	15	3	5	—
Industrial and miscellaneous	2,050	503	412	14
Mortgage and other asset-backed securities	577	78	98	1

Total bonds	2,744	611	705	52

Preferred stocks-unaffiliated	—	—	—	—
Common stocks-unaffiliated	—	—	—	—

	$2,744	$611	$705	$52

	2023

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$14	$4	$181	$25
State, municipal and other government	84	16	—	—
Hybrid securities	32	4	—	—
Industrial and miscellaneous	2,406	463	99	2
Mortgage and other asset-backed securities	718	107	56	1

Total bonds	3,254	594	336	28

Preferred stocks-unaffiliated	—	—	4	—
Common stocks-unaffiliated	—	—	3	—

	$3,254	$594	$343	$28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2024, there were $35 of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

During 2023, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2024, 2023 and 2022, the Company recognized OTTI of $0, $6 and $3, respectively.

The following loan-backed and structured securities were held at December 31, 2024, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

BAE2XVVX7-TA	$—	$—	$—	$—	$—	6/30/2024
78449KAD2	10	10	—	10	10	6/30/2024
BAE3K7RU3-TA	—	—	—	—	—	6/30/2024
86745QAA9	10	8	2	8	8	6/30/2024
12624NAJ9	2	2	—	2	2	6/30/2024
12510HAQ3	4	4	—	4	4	6/30/2024
BAE2LRKA1-TA	—	—	—	—	—	6/30/2024
64035DAE6	9	7	2	7	7	6/30/2024
22944BCX4	4	4	—	4	3	9/30/2024
BAE1PAJK6-TA	—	—	—	—	—	9/30/2024
BAE2LRKA1-TA	—	—	—	—	—	12/31/2024

			$4

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2024 and 2023 is as follows:

	2024		2023
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$82	$1	$110	$1
The aggregate related fair value of securities with unrealized losses	580	112	718	70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 792 and 905 securities with a carrying amount of $3,355 and $3,848, and an unrealized loss of $611 and $594. Of this portfolio, at December 31, 2024 and 2023, 97.6% and 95.6% were investment grade with associated unrealized losses of $597 and $567, respectively.

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 247 and 134 securities with a carrying amount of $756 and $367, and an unrealized loss of $52 and $28. Of this portfolio, at December 31, 2024 and 2023, 94.5% and 97.7% were investment grade with associated unrealized losses of $51 and $27, respectively.

At December 31, 2024 and 2023, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 securities with an insignificant cost and 2 securities with a cost of $3, respectively, and no unrealized losses.

During the years ended December 31, 2024 and 2023, the Company held no 5GI securities.

During 2024 and 2023, respectively, the Company sold, redeemed or otherwise disposed of 5 and 3 securities as a result of a callable feature which generated investment income of $2 and $0 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2024	2023	2022

Proceeds	$457	$371	$695

Gross realized gains	$11	$8	$11
Gross realized losses	(19)	(5)	(28)

Net realized capital gains (losses)	$(8)	$3	$(17)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2024, 2023 and 2022 of $7, $5 and $28, respectively.

At December 31, 2024 and 2023, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2024, 2023 and 2022.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2024 and 2023 were as follows:

December 31, 2024
	Farm	Commercial	Total

AAA - AA	$—	$916	$916
A	16	757	773
BBB	—	34	34
B	—	2	2

	$16	$1,709	$1,725

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$934	$934
A	14	822	836
BBB	—	69	69
B	—	2	2

	$14	$1,827	$1,841

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2024, the Company issued mortgage loans with a maximum interest rate of 7.65% and a minimum interest rate of 7.65% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 55%. During 2023, the Company issued mortgage loans with a maximum interest rate of 6.40% and a minimum interest rate of 5.50% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 56%.

During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%. During 2023, the Company issued no farm mortgage loans.

During 2024 and 2023, the Company did not reduce the interest rate on any outstanding mortgage loans.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2024 and 2023:

	Farm	Commercial All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$16	$1,709	$1,725

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$16	$538	$554

	Farm	Commercial All Other	Total
December 31, 2023
Recorded Investment (All)
Current	$14	$1,827	$1,841

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$575	$589

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2024 and 2023, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2024, 2023 and 2022, the Company has recognized no interest income on impaired loans.

As of December 31, 2024 and 2023, the Company had no mortgage loans derecognized as a result of foreclosure. No mortgage loan foreclosures occurred during 2024, 2023 and 2022.

At December 31, 2024 and 2023, the Company held a mortgage loan loss reserve in the AVR of $17 and $18, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
December 31
	2024	2023

Pacific	31%	31%
South Atlantic	17	18
E. North Central	15	16
Middle Atlantic	13	13
Mountain	11	10
E. South Central	5	4
W. South Central	4	4
W. North Central	3	3
New England	1	1

Property Type Distribution
December 31
	2024	2023

Apartment	56%	54%
Industrial	21	22
Retail	14	14
Office	6	7
Medical	2	2
Agricultural	1	1

Other Invested Assets

During 2024, 2023 and 2022, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2024, the Company had ownership interests in five LIHTC investments with a carrying value of $49. The remaining years of unexpired tax credits ranged from five to eight, and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to ten years. The amount of contingent equity commitments expected to be paid during the year 2025 is $0. Tax credit benefits recognized in 2024 were $0 and other tax benefits recognized in 2024 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2023, the Company had ownership interests in five LIHTC investments with a carrying value of $64. The remaining years of unexpired tax credits ranged from one to nine, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to eleven years. The amount of contingent equity commitments expected to be paid during the year 2024 is $1. Tax credits expenses recognized in 2023 were $15 and other tax benefits recognized in 2023 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company has transferable state tax credits that are insignificant.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2024 and 2023 was as follows:

	2024	2023
Fair value - positive	$30	$49
Fair value - negative	(36)	(56)

At December 31, 2024, 2023 and 2022, the Company has recorded unrealized gains (losses) of ($2), $2 and ($1), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2024, 2023 and 2022 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022

Options:
Calls	$(1)	$—	$—

Total options	$(1)	$—	$—

Swaps:
Interest rate	$8	$(40)	$(167)
Total return	(77)	(49)	55

Total swaps	$(69)	$(89)	$(112)

Futures - net positions	(22)	(5)	(76)

Total realized gains (losses)	$(92)	$(94)	$(188)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)
	2024	2023	2024	2023
Derivative component of RSATs
Credit default swaps	$9	$6	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)
	2024	2023	2024	2023
Derivative component of RSATs
Credit default swaps	$8	$10	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2024, 2023 and 2022.

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2024 and 2023:

		2024
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$1	$101	2.4
Credit default swaps referencing indices		—	20	36.7

Subtotal		1	121	8.1

BBB	2
Single name credit default swaps (3)		4	176	2.1
Credit default swaps referencing indices		2	143	2.2

Subtotal		6	319	2.2

BB	3
Single name credit default swaps (3)		—	10	1.5

Subtotal		—	10	1.5

Total		$7	$450	3.7

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2023
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$2	$101	3.4
Credit default swaps referencing indices		—	20	37.7

Subtotal		2	121	9.1

BBB	2
Single name credit default swaps (3)		5	214	3.0
Credit default swaps referencing indices		3	166	2.8

Subtotal		8	380	2.9

BB	3
Single name credit default swaps (3)		—	10	2.5

Subtotal		—	10	2.5

Total		$10	$511	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2024 and 2023, there were not any potential future recoveries available to offset the $450 and $511, respectively, from the table above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount (1)		Fair Value

	2024	2023	2024	2023

Derivative assets:
Credit default swaps	$434	$476	$8	$10
Currency swaps	147	131	12	9
Equity swaps	258	—	5	—
Interest rate swaps	—	407	—	26
Options	13	14	—	—
Derivative liabilities:
Credit default swaps	35	61	—	1
Currency swaps	7	23	1	1
Equity swaps	31	302	—	23
Interest rate futures	—	—	1	1
Interest rate swaps	282	90	32	27
Options	(26)	(43)	—	1

(1) Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2024

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$301	$—	$—	$—	$301
Subject to dollar repurchase agreements	—	—	—	—	—
FHLB capital stock	3	—	—	—	3
On deposit with states	3	—	—	—	3
Pledged as collateral not captured in other categories	160	—	—	—	160

Total restricted assets	$467	$—	$—	$—	$467

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$321	$(20)	$—	$301	1.06%	1.06%
Subject to dollar repurchase agreements	20	(20)	—	—	0.00	0.00
FHLB capital stock	3	—	—	3	0.01	0.01
On deposit with states	3	—	—	3	0.01	0.01
Pledged as collateral not captured in other categories	149	11	—	160	0.56	0.56

Total restricted assets	$496	$(29)	$—	$467	1.64%	1.64%

The following tables show the pledged or restricted assets in other categories as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2024

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$160	$—	$—	$—	$160

Total	$160	$—	$—	$—	$160

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$149	$11	$—	$160	0.56%	0.56%

Total	$149	$11	$—	$160	0.56%	0.56%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2024 and 2023:

2024

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$15	$15	0.20%	0.20%
Securities lending collateral assets	301	301	4.00	4.05
Other	3	3	0.04	0.04

Total collateral assets	$319	$319	4.24%	4.29%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$319	4.84%
2023

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$58	$58	0.64%	0.65%
Securities lending collateral assets	321	321	3.56	3.59

Total collateral assets	$379	$379	4.20%	4.24%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$379	4.72%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2024	2023	2022

Income:
Bonds	$198	$212	$222
Common stocks	—	1	—
Mortgage loans on real estate	72	74	71
Policy loans	9	8	8
Cash, cash equivalents and short-term investments	13	7	4
Derivatives	24	25	20
Other invested assets	11	17	19

Gross investment income	327	344	344
Less: investment expenses	18	17	17

Net investment income before amortization of IMR	309	327	327
Amortization of IMR	1	3	6

Net investment income	$310	$330	$333

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2024	2023

Gross	$52	$58
Nonadmitted	$—	$—
Admitted	$52	$58

At December 31, 2024, the Company had insignificant cumulative amounts for paid-in-kind interest included in the principle balance. At December 31, 2023, the Company had no cumulative amounts for paid-in-kind interest included in the principle balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2024	2023	2022

Bonds	$(15)	$(10)	$(24)
Common stocks	—	(1)	1
Derivatives	(92)	(94)	(188)
Other invested assets	5	1	18

Net realized capital gains (losses), before taxes	(102)	(104)	(193)
Federal income tax effect	3	(2)	(2)
Transfer from (to) interest maintenance reserve	12	6	16

Net realized capital gains (losses) on investments	$(87)	$(100)	$(179)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2024	2023	2022

Bonds	$(4)	$2	$2
Common stocks	—	(2)	—
Affiliated entities	—	—	1
Derivatives	(1)	(1)	(31)
Other invested assets	(15)	19	11

Change in unrealized capital gains (losses), before taxes	(20)	18	(17)
Taxes on unrealized capital gains (losses)	3	(4)	(6)

Change in unrealized capital gains (losses), net of tax	$(17)	$14	$(23)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2024 and 2023:

		Total			General Account			Insulated Separate Account	Non-Insulated Separate Account
2024	$		27	$		9	$	18	$	—
2023	$		18	$		—	$	18	$	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

		Total			General Account			Insulated Separate Account	Non-Insulated Separate Account
2024	$		27	$		9	$	18	$	—
2023	$		13	$		—	$	13	$	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

		2024			2023

Prior period, as of September 30, the most recent statement filed with the NYDFS, general account capital and surplus	$		814	$		847
From prior period SAP financials:
Net positive goodwill (admitted)			—			—
EDP equipment & operating system software (admitted)			—			—
Net DTAs (admitted)			22			23
Net negative (disallowed) IMR (admitted)			8			—

Adjusted capital and surplus	$		784	$		824

The admitted net negative (disallowed) IMR represents 3.44% and 1.62% of adjusted capital and surplus for 2024 and 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2024 and 2023.

6.  Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2024 and 2023 were as follows:

	Year Ended December 31
		2024			2023

Life insurance reserves	$		1,640	$		1,569
Annuity reserves and supplementary contracts with life contingencies			3,942			4,325
Accident and health reserves (including long term care)			281			279

Total policy reserves	$		5,863	$		6,173

Deposit-type contracts			32			30
Policy claims			32			37

Total policy reserves, deposit-type contracts and claim liabilities	$		5,927	$		6,240

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method. Indexed Universal Life Insurance issued after January 1, 2020, follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2024 and 2023, the Company had insurance in force aggregating $2,526 and $4,383, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $422 and $471 to cover these deficiencies as of December 31, 2024 and 2023, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre- packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2024 and 2023, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year			Claims Incurred		Claims Paid			Unpaid Claims Liability End of Year

Year ended December 31, 2024
2024	$	—	$	72	$	40	$		32
2023 and prior		41		(1)		31			9

		41	$	71	$	71			41

Active life reserve	$	252						$	255

Total accident and health reserves	$	293						$	296

	Unpaid Claims Liability Beginning of Year			Claims Incurred		Claims Paid			Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$	—	$	67	$	38	$		29
2022 and prior		40		2		30			12

		40	$	69	$	68			41

Active life reserve	$	313					$		252

Total accident and health reserves	$	353					$		293

The change in the Company’s unpaid claims reserve was ($1) and $2 for the years ended December 31, 2024 and 2023, respectively, for health claims that were incurred prior to those Balance Sheets date. There were no significant drivers of the change in 2024 and 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year			Incurred		Paid	Liability End of Year

Year ended December 31, 2024
2024	$	—	$	1	$	1	$	—
2023 and prior		—		—		—		—

	$	—	$	1	$	1	$	—

Year ended December 31, 2023
2023	$	—	$	1	$	1	$	—
2022 and prior		—		—		—		—

	$	—	$	1	$	1	$	—

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2024.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2024 and 2023, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2024				2023
	Gross		Net of Loading		Gross		Net of Loading
Life and annuity:
Ordinary renewal business	$	2	$	1	$	3	$	3

	$	2	$	1	$	3	$	3

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

			December 31 2024

Individual Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	—	$17	$—	$17	— %
At book value less surrender charge of 5% or more		51	—	—	51	1
At fair value		—	—	4,225	4,225	84

Total with adjustment or at fair value		51	17	4,225	4,293	85
At book value without adjustment (minimal or no charge or adjustment)		487	—	—	487	10
Not subject to discretionary withdrawal provision		229	—	21	250	5

Total individual annuity reserves		767	17	4,246	5,030	100%

Less reinsurance ceded		135	—	—	135

Net individual annuities reserves	$	632	$17	$4,246	$4,895

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$	12	$—	$—	$12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2024

Group Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	786	$1	$—	$787	4%
At book value less surrender charge of 5% or more		414	—	—	414	2
At fair value		—	258	15,355	15,613	79

Total with adjustment or at fair value		1,200	259	15,355	16,814	85
At book value without adjustment (minimal or no charge or adjustment)		1,666	46	—	1,712	9
Not subject to discretionary withdrawal provision		444	—	692	1,136	6

Total group annuities reserves		3,310	305	16,047	19,662	100%

Net group annuities reserves	$	3,310	$305	$16,047	$19,662

			December 31 2024

Deposit-type contracts (no life contingencies):	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$	1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision		44	—	1	45	98

Total deposit-type contracts		45	—	1	46	100%

Less reinsurance ceded		13	—	—	13

Net deposit-type contracts	$	32	$—	$1	$33

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$3,888
Exhibit 5, Supp contracts with life contingencies section, total (net)	54
Exhibit 7, Deposit-type contracts, net balance at the end of the	32

Subtotal	3,974
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	20,584
Exhibit 3, Supp contracts with life contingencies section, total	31
Other contract deposit funds	1

Subtotal	20,616

Combined total	$24,590

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2023

Individual Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	—	$18	$—	$18	— %
At book value less surrender charge of 5% or more		43	—	—	43	1
At fair value		—	—	4,123	4,123	83

Total with adjustment or at fair value		43	18	4,123	4,184	84
At book value without adjustment (minimal or no charge or adjustment)		549	—	—	549	11
Not subject to discretionary withdrawal provision		240	—	16	256	5

Total individual annuity reserves		832	18	4,139	4,989	100%

Less reinsurance ceded		135	—	—	135

Net individual annuity reserves	$	697	$18	$4,139	$4,854

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$	9	$—	$—	$9

			December 31 2023

Group Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	776	$1	$—	$777	4%
At book value less surrender charge of 5% or more		492	—	—	492	3
At fair value		—	323	12,770	13,093	75

Total with adjustment or at fair value		1,268	324	12,770	14,362	82
At book value without adjustment (minimal or no charge or adjustment)		1,892	49	—	1,941	11
Not subject to discretionary withdrawal provision		467	—	801	1,268	7

Total group annuity reserves		3,627	373	13,571	17,571	100%

Net group annuity reserves	$	3,627	$373	$13,571	$17,571

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2023

Deposit-type contracts (no life contingencies):	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$	1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision		44	—	1	45	98

Total deposit-type contracts		45	—	1	46	100%

Less reinsurance ceded		14	—	—	14

Net deposit-type contracts	$	31	$—	$1	$32

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,269
Exhibit 5, Supp contracts with life contingencies section, total (net)	56
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	30

Subtotal	4,355
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	18,078
Exhibit 3, Supp contracts with life contingencies section, total	23
Other contract deposit funds	1

Subtotal	18,102

Combined total	$22,457

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	681	587	721
Universal life with secondary guarantees	31	26	84
Indexed universal life with secondary guarantees	612	515	549
Other permanent cash value life insurance	—	66	82
Variable universal life	26	27	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	275
Accidental death benefits	—	—	—
Disability - active lives	—	—	1
Disability - disabled lives	—	—	8
Miscellaneous reserves	—	—	56

Total (gross)	1,350	1,222	1,833
Reinsurance ceded	176	176	192

Total (net)	$1,174	$1,046	$1,641

As of December 31, 2024, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2024

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$171	$170	$308

Total (net)	$171	$170	$308

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,575
Exhibit 5, Accidental death benefits section total (net)	—
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	8
Exhibit 5, Miscellaneous reserves section, total (net)	56

Subtotal	1,640
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	308

Subtotal	308

Combined total	$1,948

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	674	578	716
Universal life with secondary guarantees	24	25	94
Indexed universal life with secondary guarantees	525	433	476
Other permanent cash value life insurance	—	66	83
Variable universal life	25	25	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	282
Accidental death benefits	—	—	1
Disability - active lives	—	—	1
Disability - disabled lives	—	—	3
Miscellaneous reserves	—	—	55

Total (gross)	1,248	1,128	1,768
Reinsurance ceded	174	174	199

Total (net)	$1,074	$954	$1,569

As of December 31, 2023, the Company did not hold any life reserves for separate accounts with guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$150	$150	$284

Total (net)	$150	$150	$284

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,509
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	55

Subtotal	1,569
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	284

Subtotal	284

Combined total	$1,853

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2024, 2023 and 2022 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$27	$4,154	$4,181

Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$—	$20,601	$20,601
Amortized cost	1	321	—	322

Total as of December 31, 2024	$1	$321	$20,601	$20,923

Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$1	$18	$—	$19
At fair value	—	258	19,887	20,145
At book value without fair value adjustment and with current surrender charge of less than 5%	—	46	—	46

Subtotal	1	322	19,887	20,210
Not subject to discretionary withdrawal	—	—	714	714

Total separate account reserve liabilities at December 31, 2024	$1	$322	$20,601	$20,924

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$48	$2,576	$2,624

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$—	$17,995	$17,995
Amortized cost	391	—	391

Total as of December 31, 2023	$391	$17,995	$18,386

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$19	$—	$19
At fair value	323	17,177	17,500
At book value without fair value adjustment and with current surrender charge of less than 5%	49	—	49

Subtotal	391	17,177	17,568
Not subject to discretionary withdrawal	—	818	818

Total separate account reserve liabilities at December 31, 2023	$391	$17,995	$18,386

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$91	$4,347	$4,438

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$—	$15,863	$15,863
Amortized cost	491	—	491

Total as of December 31, 2022	$491	$15,863	$16,354

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$46	$—	$46
At fair value	389	15,008	15,397
At book value without fair value adjustment and with current surrender charge of less than 5%	56	—	56

Subtotal	491	15,008	15,499
Not subject to discretionary withdrawal	—	855	855

Total separate account reserve liabilities at December 31, 2022	$491	$15,863	$16,354

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2024	2023	2022

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$4,187	$2,635	$4,443
Transfers from separate accounts	3,979	(3,006)	(10,067)

Net transfers from separate accounts	208	(371)	(5,624)
Miscellaneous reconciling adjustments	1	6	7

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$209	$(365)	$(5,617)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2024 and 2023 are attributed to the following products:

	2024	2023

Variable life	$138	$136
Variable universal life	171	150
Variable annuities	4,550	4,425
Group annuities	14,285	11,683
Registered market value separate accounts	608	612
Non-registered market value separate accounts	59	64
Par annuities	831	970
Registered market value annuity product - SPL	2	2
Book value separate accounts	330	386

Total separate account assets	$20,974	$18,428

At December 31, 2024 and 2023, the Company held separate account assets not legally insulated from the general account in the amount of $19 and $19, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $49, $49, $51, $53 and $52, to the general account in 2024, 2023, 2022, 2021 and 2020, respectively. During the years ended December 31, 2024, 2023, 2022 and 2020, the general account of the Company had paid $1, $2, $2 and $1, respectively, toward separate account guarantees. During the year ended December 31, 2021, the general account of the Company had paid an insignificant amount toward separate account guarantees.

At December 31, 2024 and 2023, the Company reported guaranteed separate account assets at amortized cost in the amount of $301 and $366, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $296 and $356 at December 31, 2024 and 2023, respectively, which would have resulted in an unrealized gain/(loss) of ($5) and ($10), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

		Year Ended December 31
	2024		2023	2022

Direct premiums	$	5,051	$3,527	$5,196
Reinsurance assumed - non affiliates		190	189	209
Reinsurance assumed - affiliates		—	—	—
Reinsurance ceded - non affiliates		(194)	(125)	(143)
Reinsurance ceded - affiliates		—	(74)	(77)

Net premiums earned	$	5,047	$3,517	$5,185

The Company received reinsurance recoveries in the amount of $212, $238 and $253 during 2024, 2023 and 2022, respectively. At December 31, 2024 and 2023, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $89 and $85, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2024 and 2023 of $1,527 and $1,644, respectively, of which $0 and $898 were ceded to affiliates, respectively.

Effective July 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $128. Consideration of $9 was paid and subsequently received from the third party. As a result, there was no net financial statement impact.

Effective April 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $121. Consideration of $23 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2024 and 2023 and the change from the prior year are comprised of the following components:

	December 31, 2024
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$99	$10	$109
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	99	10	109
Deferred Tax Assets Nonadmitted	57	—	57

Subtotal (Net Deferred Tax Assets)	42	10	52
Deferred Tax Liabilities	15	16	31

Net Admitted Deferred Tax Assets (Liabilities)	$27	$(6)	$21

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$105	$10	$115
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	105	10	115
Deferred Tax Assets Nonadmitted	52	—	52

Subtotal (Net Deferred Tax Assets)	53	10	63
Deferred Tax Liabilities	20	19	39

Net Admitted Deferred Tax Assets (Liabilities)	$33	$(9)	$24

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(6)	$—	$(6)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(6)	—	(6)
Deferred Tax Assets Nonadmitted	5	—	5

Subtotal (Net Deferred Tax Assets)	(11)	—	(11)
Deferred Tax Liabilities	(5)	(3)	(8)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$3	$(3)

The Company recognized all of its deferred tax liabilities as of December 31, 2024 and 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2024	2023	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$60	$67	$(7)
Investments	1	1	—
Deferred acquisition costs	32	29	3
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	4	5	(1)
Other	1	2	(1)

Subtotal	99	105	(6)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	57	52	5

Admitted ordinary deferred tax assets	42	53	(11)

Capital
Investments	10	10	—
Other	—	—	—

Subtotal	10	10	—

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	10	10	—

Admitted deferred tax assets	$52	$63	$(11)

	Year Ended December 31
	2024	2023	Change

Deferred Tax Liabilities:
Ordinary
Investments	$3	$—	$3
Policyholder reserves	12	19	(7)
Other	—	1	(1)

Subtotal	15	20	(5)
Capital
Investments	16	19	(3)
Other	—	—	—

Subtotal	16	19	(3)

Deferred tax liabilities	31	39	(8)

Net admitted deferred tax assets (liabilities)	$21	$24	$(3)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting $(18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that determined it was a nonapplicable reporting entity for CAMT in 2024 or 2023. The Company has not included any impacts of the CAMT in the financial statements as of December 31, 2024.

As discussed in Note 2, for the years ended December 31, 2024 and 2023, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2024
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	18	3	21
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	18	3	21
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	122
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	23	7	30

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$42	$10	$52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$1	$2
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	20	2	22
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	20	2	22
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	133
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	32	7	39

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$53	$10	$63

	Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$(1)	$(1)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(2)	1	(1)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(2)	1	(1)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(11)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(9)	—	(9)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(11)	$—	$(11)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2024	2023

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1203%	1187%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$810	$887

The impact of tax planning strategies at December 31, 2024 and 2023 was as follows:

	December 31, 2024
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

	December 31, 2023
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	6%	0%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2024	2023	Change

Current Income Tax

Federal	$15	$24	$(9)

Subtotal	15	24	(9)
Federal income tax on net capital gains	(3)	2	(5)

Federal and foreign income taxes incurred	$12	$26	$(14)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$24	$1	$23

Subtotal	24	1	23
Federal income tax on net capital gains	2	2	—

Federal and foreign income taxes incurred	$26	$3	$23

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2024	2023	2022

Current income taxes incurred	$12	$26	$3

Change in deferred income taxes (without tax on unrealized gains and losses)	—	(1)	(12)

Total income tax reported	$12	$25	$(9)

Income before taxes	$136	$210	$55
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$29	$44	$12

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	$(2)	$(3)	$(2)
Pre-tax items reported net of tax	—	(2)	(3)
Tax credits	(15)	(15)	(15)
Prior period tax return adjustment	3	(1)	6
Deferred tax change on other items in surplus	4	2	(7)
Other	(7)	—	(1)

Total income tax reported	$12	$25	$(9)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2024.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2022	$2
2023	—
2024	—

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2024 and 2023.

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2023	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2023	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2024	$2

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2024 and 2023.

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019, 2021 through 2023 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2022	$—	$—	$—
Interest expense (benefit)	1	—	1

Balance at December 31, 2022	$1	$—	$1

Balance at December 31, 2023	$1	$—	$1

Balance at December 31, 2024	$1	$—	$1

9.  Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value, of which 15,067 shares were issued and outstanding at December 31, 2024 and 2023.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. New York law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On September 26, 2024, the Company paid an ordinary common stock dividend of $125 to TA Corp.

On March 28, 2024, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 28, 2023, the Company paid an ordinary common stock dividend of $95 to TA Corp.

On March 30, 2023, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

On March 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2024 and 2023, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $14 and $12, as of December 31, 2024 and 2023, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities. The Company held special

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

surplus funds in the amount of $9 as of December 31, 2024 for admitted disallowed IMR as required under INT 23-01. As of December 31, 2023, there was no admitted disallowed IMR.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2024 and 2023, respectively, securities with a fair value of $289 and $296 were on loan under securities lending agreements. At December 31, 2024 and 2023, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $301 and $321 at December 31, 2024 and 2023, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2024	2023

Open	$301	$321
Securities received	—	—

Total collateral received	$301	$321

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2024		2023

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$36	$36	$20	$20
30 days or less	91	91	126	126
31 to 60 days	27	27	53	53
61 to 90 days	87	87	27	27
91 to 120 days	8	8	51	51
121 to 180 days	46	46	44	44
181 to 365 days	6	6	—	—

Total	301	301	321	321
Securities received	—	—	—	—

Total collateral reinvested	$301	$301	$321	$321

The Company did not have collateral for securities lending transactions that extended beyond one year from the report date for the years ended December 31, 2024 and 2023.

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $304 (fair value of $301) that are currently tradable securities that could be sold and used to pay for the $301 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $1, $1 and $1 was allocated to the Company for the years ended December 31, 2024, 2023 and 2022, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1, $1 and $1 for the years ended December 31, 2024, 2023 and 2022, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2024, 2023 and 2022 was insignificant.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2024, 2023 and 2022 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, Transamerica Life Insurance Company, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $104, $102 and $100 during 2024, 2023 and 2022, respectively. The amount paid as a result of being a party to these agreements was $50, $38 and $40 during 2024, 2023 and 2022, respectively. Fees charged between affiliates approximate their cost.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $6, $6 and $6 for these services during 2024, 2023 and 2022, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $11 and $11 for these services during 2024, 2023 and 2022, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $7, $7 and $8 for these services during 2024, 2023 and 2022, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred an insignificant amount of expenses under this agreement for the years ended December 31, 2024, 2023 and 2022.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2024, the Company received (paid) net interest of $1 from (to) affiliates. During 2023 and 2022, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2024 and 2023, respectively, the Company reported net receivables (payables) from (to) affiliates of ($27) and $3, respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2024, the Company had short-term intercompany notes receivables of $100 as follows:

Receivable from	Amount	Transaction Date	Due By	Interest Rate	Repaid

TA Corp	$ 50	March 27, 2024	March 27, 2025	5.33%	—
TA Corp	25	April 26, 2024	April 26, 2025	5.33	—
TA Corp	25	June 25, 2024	June 25, 2025	5.30	—

At December 31, 2023, the Company had no short-term intercompany notes receivable.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value

Real Estate Alternatives Portfolio 4 HR, LLC	$9
Aegon Workforce Housing Fund 2, L.P.	44
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	13
Natural Resources Alternatives Portfolio II, LLC	10
Natural Resources Alternatives Portfolio 3, LLC	43
Zero Beta Fund, LLC	1
TA-APOP I-A, LLC	7

$129

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2024 and 2023:

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2024
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2024 and 2023, the Company has mortgage loan commitments of $2 and $9, respectively.

The Company has commitments of $42 and $44, as of December 31, 2024 and 2023, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $0 and $1, respectively.

At December 31, 2024 and 2023, there were no private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. There was no cash collateral pledged by the Company as of December 31, 2024 and 2023.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2024 and 2023, respectively, was $18 and $38.

At December 31, 2024 and 2023, securities in the amount of $7 and $6, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2024 and 2023, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2024	2023
Membership Stock:
Class B	$3	$3
Total	$3	$3

At December 31, 2024 and 2023, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2023
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2 and an offsetting premium tax benefit of $1 at December 31, 2024 and immaterial amounts at December 31, 2023 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1 for the year ended December 31 2024 and insignificant for the years ended December 31, 2023 and 2022.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage-backed securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2024, the Company had no dollar repurchase agreements. At December 31, 2023, the Company had dollar repurchase agreements outstanding in the amount of $20, which is included in borrowed money on the Balance Sheets. Those amounts include an insignificant amount of accrued interest at December 31, 2023. At December 31, 2023, securities with a book value of $20 and a fair value of $17 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2024	2023
Open	$—	$20
Securities received	—	—
Total collateral received	$—	$20

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2024 and 2023, there were no securities sold and reacquired within 30 days of the sale date with an NAIC designation of 3 or lower.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2024 through April 10, 2025.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2024. On March 27, 2025, the Company paid an ordinary common stock dividend of $65 to TA Corp.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2024

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Bermuda Re, Ltd	98-1701849

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2024

Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Trust Company	42-0947998

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2024 and for the year then ended, and have issued our report thereon dated April 10, 2025. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on Transamerica Financial Life Insurance Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2024

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities

Bonds:

United States government and government agencies and authorities	$235	$227	$271

States, municipalities and political subdivisions	18	16	18

Foreign governments	89	72	89

Hybrid securities	29	27	29

All other corporate bonds	4,196	3,614	4,179

Preferred stocks	3	4	4

Total fixed maturities	4,570	3,960	4,590

Equity securities

Common stocks:

Industrial, miscellaneous and all other	3	3	3

Total equity securities	3	3	3

Mortgage loans on real estate	1,725		1,725

Policy loans	160		160

Other long-term investments	50		50

Receivable for securities	—		—

Securities lending	301		301

Cash, cash equivalents and short-term investments	243		243

Total investments	$7,052		$7,072

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	Bonds of $3 are held at fair value rather than amortized cost. Preferred stock of $4 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2024

Individual life	$1,540	$—	$14	$176	$72	$178	$43

Individual health	195	3	11	78	12	48	25

Group life and health	182	1	7	63	8	47	18

Annuity	3,942	—	—	4,730	218	4,618	396
	$5,859	$4	$32	$5,047	$310	$4,891	$482

Year ended December 31, 2023

Individual life	$1,477	$—	$20	$174	$73	$234	$44

Individual health	189	4	14	74	9	57	24

Group life and health	176	2	2	54	8	(36)	15

Annuity	4,325	—	1	3,215	240	3,639	(206)
	$6,167	$6	$37	$3,517	$330	$3,894	$(123)

Year ended December 31, 2022

Individual life	$1,359	$—	$19	$171	$67	$114	$46

Individual health	174	4	10	69	9	52	24

Group life and health	249	2	5	52	9	43	15

Annuity	4,752	—	1	4,893	248	10,697	(5,471)
	$6,534	$6	$35	$5,185	$333	$10,906	$(5,386)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2024

Life insurance in force	$25,875	$49,127	$47,711	$24,459	195%

Premiums:

Individual life	$185	$194	$185	$176	105%

Individual health	78	—	—	78	0%

Group life and health	62	—	1	63	1%

Annuity	4,726	—	4	4,730	0%
	$5,051	$194	$190	$5,047	4%

Year ended December 31, 2023

Life insurance in force	$26,006	$55,692	$53,925	$24,239	222%

Premiums:

Individual life	$187	$199	$184	$174	106%

Individual health	74	—	—	74	0%

Group life and health	54	—	1	54	1%

Annuity	3,212	—	4	3,215	0%
	$3,527	$199	$189	$3,517	5%

Year ended December 31, 2022

Life insurance in force	$25,777	$62,724	$60,695	$23,748	256%

Premiums:

Individual life	$187	$220	$204	$171	119%

Individual health	69	—	—	69	0%

Group life and health	51	—	1	52	1%

Annuity	4,889	—	4	4,893	0%
	$5,196	$220	$209	$5,185	4%

PART C

OTHER INFORMATION

Item 27.   Exhibits

Exhibit No:		Description

(a)		Board of Directors Resolution
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(b)		Custodian Agreements. Not applicable

(c)		Underwriting Contracts
(c)	(i)	Underwriting Agreement with Transamerica Capital, Inc. (1)

(d)		Contracts
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(e)		Applications
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(f)		Depositor’s Certificate of Incorporation and By-laws

	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(g)		Reinsurance Contracts. Not applicable

(h)		Participation Agreements
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(i)		Administrative Contracts.
	(i)	Any form of Form N-4 exhibits previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant’s N-4 Registration Statement, Registration No. 33-73734 under the Securities Act of 1933, are incorporated herein by reference. (P)

(j)		Other Material Contracts. Not applicable.

(k)		Legal Opinion
	(i)	Opinion and Consent of Counsel. Filed herewith.

(l)		Other Opinions
	(i)	Consent of Independent Registered Public Accounting Firm. Filed herewith.
	(ii)	Consent of Independent Auditors. Filed herewith.

(m)		Omitted Financial Statements. Not applicable

(n)		Initial Capital Agreements. Not applicable

(o)		Form of Initial Summary Prospectuses. Not applicable.

(p)		Powers of Attorney. Filed Herewith
(p) (1)		Resolution of the Board of Directors Authorizing the Principal Executive Officer to sign on behalf of Transamerica Financial Life Insurance Company pursuant to power of attorney. Filed herewith.
Note
	(1)	Incorporated herein by reference to the Post-Effective Amendment No. 30 to Form N-4 (File No. 33-73734) filed on February 28, 2008.

Item 28. Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	Director and President
Bonnie T. Gerst 6400 C Street SW Cedar Rapids, IA 52499	Director, and President, Financial Assets
Maurice Perkins 100 Light Street Baltimore, MD 21202	Director and Chief Corporate Affairs Officer
Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, Secretary, General Counsel and Senior Vice President
Matt Kepler 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer
Chris Giovanni 100 Light Street Baltimore, MD 21202	Director, Chief Strategy & Development Officer and Senior Vice President
Wendy E. Cooper 245 East 93 Street New York, NY 10128	Director
Anne C. Kronenberg 187 Guard Hill Road Bedford Corner, NY 10549	Director
June Yuson 245 East 93rd Street New York, NY 10128	Director

ITEM 29 LISTING

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.
As of December 31, 2024, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.
Aegon Ltd. Subsidiaries Under Common Control (as of 12/31/24)
Company Name	Immediate Parent Ownership %	Parent	State/Country
239 West 20th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
25 East 38th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
313 East 95th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
319 East 95th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
Administrative Group, LLC	100%	AUSA Holding, LLC	IA, USA
ADMS Global Services (Thailand) Limited	47.37%	AEGON DMS Holding B.V.	Thailand
AEGON Administracion y Servicios Aie	Other Manner of Control	Aegon Iberia Holding BV, Sucursal en España	Spain
AEGON Administracion y Servicios Aie	100%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	Aegon Mediacion S.L.U.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	Serenitas, S.L.U.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	Spain
AEGON Affordable Housing Debt Fund I, LLC	Other Manner of Control	AHDF Manager I, LLC	DE, USA
AEGON Affordable Housing Debt Fund I, LLC	5%	Transamerica Life Insurance Company	DE, USA
AEGON AM Funds, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
Aegon AM Private Equity Partners I, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
Aegon AM Private Equity Partners II, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
AEGON Asia B.V.	100%	AEGON International B.V.	Netherlands
Aegon Asset Management (Asia) Limited	100%	AEGON Asset Management Holding B.V.	Hong Kong
AEGON Asset Management Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Asset Management Hungary B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Aegon Asset Management Limited	100%	Aegon Asset Management UK plc	United Kingdom
Aegon Asset Management Pan-Europe B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Aegon Asset Management UK Holdings Limited	100%	AEGON Asset Management Holding B.V.	United Kingdom
Aegon Asset Management UK plc	100%	Aegon Asset Management UK Holdings Limited	United Kingdom
AEGON Brazil Holding B.V.	100%	AEGON International B.V.	Netherlands
AEGON Brazil Holding II B.V.	100%	AEGON International B.V.	Netherlands
AEGON CEE B.V.	100%	Aegon Ltd.	Netherlands
Aegon Community Investments 50, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 51, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 52, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 53, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 54, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 55, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 56, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 57, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 58, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 59, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 60, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 61, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 62, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 63, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 64, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 65, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 66, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 67, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 68, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 69, LLC	100%	Transamerica Life Insurance Company	DE, USA
AEGON Corporate Center B.V.	100%	Aegon Ltd.	Netherlands
AEGON Custody B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
AEGON Derivatives N.V.	100%	Aegon Ltd.	Netherlands
AEGON Digital Investments Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Direct Marketing Services International, LLC	100%	AUSA Holding, LLC	MD, USA
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Other Manner of Control	AEGON DMS Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100%	AEGON Mexico Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico, S.A. de C.V.	5.82%	AEGON DMS Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico, S.A. de C.V.	92.96%	AEGON Mexico Holding B.V.	Mexico
AEGON Direct Marketing Services, Inc.	100%	Transamerica Life Insurance Company	MD, USA
AEGON DMS Holding B.V.	100%	AEGON International B.V.	Netherlands
AEGON EDC Limited	100%	Aegon Ltd.	United Kingdom
Aegon Employees Netherlands B.V.	100%	AEGON Europe Holding B.V.	Netherlands
Aegon Energy Management, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON España, S.A.U. de Seguros y Reaseguros	100%	Aegon Iberia Holding BV, Sucursal en España	Spain

AEGON Europe Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Financial Services Group, Inc.	100%	Transamerica Life Insurance Company	MN, USA
AEGON Funding Company LLC	100%	Transamerica Corporation	DE, USA
Aegon Global Services, LLC	100%	Commonwealth General Corporation	IA, USA
AEGON Growth Capital Fund I C.V.	100%	AEGON Growth Capital Fund I GP B.V.	Netherlands
AEGON Growth Capital Fund I GP B.V.	100%	AEGON Digital Investments Holding B.V.	Netherlands
AEGON Growth Capital Management B.V.	100%	Aegon Ltd.	Netherlands
AEGON Iberia Holding B.V.	100%	Aegon Ltd.	Netherlands
Aegon Iberia Holding BV, Sucursal en España	100%	AEGON Iberia Holding B.V.	Spain
AEGON India Holding B.V.	100%	AEGON International B.V.	Netherlands
Aegon Insights (Thailand) Limited	Other Manner of Control	Aegon Insights Limited	Thailand
Aegon Insights (Thailand) Limited	100%	Transamerica International Direct Marketing Consultants, LLC	Thailand
Aegon Insights Australia Pty Limited	100%	Transamerica Direct Marketing Asia Pacific Pty. Ltd.	Australia
Aegon Insights Limited	100%	AEGON DMS Holding B.V.	Hong Kong
AEGON Institutional Markets, Inc.	100%	Commonwealth General Corporation	DE, USA
AEGON International B.V.	100%	Aegon Ltd.	Netherlands
AEGON Investment Management B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
AEGON Investment Solutions - Nominee 1 (Gross) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions - Nominee 2 (Net) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions - Nominee 3 (ISA) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions Ltd.	100%	Aegon UK Investment Holdings Limited	United Kingdom
Aegon Investments Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Aegon LIHTC Fund 50, LLC	51.01%	Aegon LIHTC Fund 63, LLC	DE, USA
Aegon LIHTC Fund 51, LLC	0.01%	Aegon Community Investments 51, LLC	DE, USA
Aegon LIHTC Fund 52, LLC	0.01%	Aegon Community Investments 52, LLC	DE, USA
Aegon LIHTC Fund 52, LLC	1%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 52, LLC	10.81%	Transamerica Financial Life Insurance Company	DE, USA
Aegon LIHTC Fund 54, LLC	Other Manner of Control	Aegon Community Investments 54, LLC	DE, USA
Aegon LIHTC Fund 55, LLC	2.82%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 57, LLC	0.01%	Aegon Community Investments 57, LLC	DE, USA
Aegon LIHTC Fund 58, LLC	0.01%	Aegon Community Investments 58, LLC	DE, USA
Aegon LIHTC Fund 58, LLC	2.92%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 60, LLC	Other Manner of Control	Aegon Community Investments 60, LLC	DE, USA
Aegon LIHTC Fund 62, LLC	0.01%	Aegon Community Investments 62, LLC	DE, USA
Aegon LIHTC Fund 63, LLC	Other Manner of Control	Aegon Community Investments 63, LLC	DE, USA
Aegon LIHTC Fund 64, LLC	Other Manner of Control	Aegon Community Investments 64, LLC	DE, USA
Aegon LIHTC Fund 65, LLC	0.01%	Aegon Community Investments 65, LLC	DE, USA
Aegon LIHTC Fund 66, LLC	0.01%	Aegon Community Investments 66, LLC	DE, USA
Aegon LIHTC Fund 67, LLC	Other Manner of Control	Aegon Community Investments 67, LLC	DE, USA
Aegon LIHTC Fund 68, LLC	100%	Aegon Community Investments 68, LLC	DE, USA
Aegon LIHTC Fund 69, LLC	100%	Aegon Community Investments 69, LLC	DE, USA
AEGON Managed Enhanced Cash, LLC	62.09%	Transamerica Life Insurance Company	DE, USA
AEGON Managed Enhanced Cash, LLC	37.90%	Transamerica Life Insurance Company	DE, USA
AEGON Management Company	100%	Transamerica Corporation	IN, USA
Aegon Mediacion S.L.U.	100%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
AEGON Mexico Holding B.V.	100%	AEGON DMS Holding B.V.	Netherlands
Aegon Opportunity Zone Fund Joint Venture 1, LP	0.16%	Aegon OZF Investments 1, LLC	DE, USA
Aegon OZF Investments 1, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON Pension Trustee Limited	100%	AEGON UK plc	United Kingdom
AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	51%	AEGON Iberia Holding B.V.	Portugal
AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	51%	AEGON Iberia Holding B.V.	Portugal
AEGON SIPP GUARANTEE NOMINEE LIMITED	100%	AEGON UK plc	United Kingdom
Aegon SIPP Nominee 2 Ltd.	100%	AEGON UK plc	United Kingdom
AEGON SIPP Nominee Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Taiwan Holding B.V.	100%	AEGON International B.V.	Netherlands
Aegon THTF Life Insurance Co., Ltd.	50%	AEGON International B.V.	China
AEGON Treasury Investments B.V.	100%	Aegon Ltd.	Netherlands
AEGON UK Corporate Services Limited	100%	AEGON UK plc	United Kingdom
Aegon UK Investment Holdings Limited	100%	AEGON UK plc	United Kingdom
AEGON UK plc	100%	AEGON Europe Holding B.V.	United Kingdom
AEGON UK Property Fund Limited	100%	AEGON UK plc	United Kingdom
Aegon Upstream Energy Fund, LLC	100%	Aegon Energy Management, LLC	DE, USA
AEGON USA Asset Management Holding, LLC	100%	AUSA Holding, LLC	IA, USA
AEGON USA Investment Management, LLC	100%	AEGON USA Asset Management Holding, LLC	IA, USA
AEGON USA Real Estate Services, Inc.	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON USA Realty Advisors of California, Inc.	100%	AEGON USA Realty Advisors, LLC	IA, USA
AEGON USA Realty Advisors, LLC	100%	AEGON USA Asset Management Holding, LLC	IA, USA
Aegon Workforce Housing Fund 2 Holding Company B, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2 Holding Company C, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2 Holding Company, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2, L.P	80%	Transamerica Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 2, L.P	20%	Transamerica Financial Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 3 Holding Company, LLC	100%	Aegon Workforce Housing Fund 3, L.P	DE, USA
Aegon Workforce Housing Fund 3, L.P	60%	Transamerica Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 3, L.P	30%	Transamerica Life Insurance Company	DE, USA

Aegon Workforce Housing Fund 3, L.P	10%	Transamerica Financial Life Insurance Company	DE, USA
Aegon Workforce Housing JV 4A, LLC	44.50%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing JV 4B, LLC	25%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing JV 4C, LLC	10%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing Park at Via Rosa REIT, LLC	100%	Aegon Workforce Housing Separate Account 1, LLC	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	15.83%	Transamerica Life Insurance Company	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	4.17%	Transamerica Life Insurance Company	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	5%	Transamerica Financial Life Insurance Company	IA, USA
AEGON-INDUSTRIAL Capital Management (Shanghai) Co., Ltd.	100%	AEGON-INDUSTRIAL Fund Management Co., LTD.	China
AEGON-INDUSTRIAL Fund Management Co., LTD.	49%	AEGON International B.V.	China
AGT Hungary IT Service Korlátolt Felelősségű Társaság	100%	AEGON EDC Limited	Hungary
AHDF Manager I, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
ALH Properties Eight LLC	100%	FGH USA LLC	DE, USA
ALH Properties Eleven LLC	100%	FGH USA LLC	DE, USA
ALH Properties Four LLC	100%	FGH USA LLC	DE, USA
ALH Properties Nine LLC	100%	FGH USA LLC	DE, USA
ALH Properties Seven LLC	100%	FGH USA LLC	DE, USA
ALH Properties Seventeen LLC	100%	FGH USA LLC	DE, USA
ALH Properties Sixteen LLC	100%	FGH USA LLC	DE, USA
ALH Properties Ten LLC	100%	FGH USA LLC	DE, USA
ALH Properties Twelve LLC	100%	FGH USA LLC	DE, USA
ALH Properties Two LLC	100%	FGH USA LLC	DE, USA
AMFETF Manager, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AMTAX Holdings 308 LLC	100%	TAHP Fund 2, LLC	OH, USA
AMTAX Holdings 388 LLC	100%	TAHP Fund 2, LLC	OH, USA
AMTAX Holdings 483 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 559, LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 561 LLC	100%	TAHP Fund VII, LLC	OH, USA
AMTAX Holdings 588 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 613 LLC	0.15%	Cupples State LIHTC Investors, LLC	OH, USA
AMTAX Holdings 613 LLC	99.85%	Garnet LIHTC Fund VII, LLC	OH, USA
AMTAX Holdings 639 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 649 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 672 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 713 LLC	100%	TAHP Fund 2, LLC	OH, USA
Andrews Nominees Limited	100%	Cofunds Limited	United Kingdom
Apollo Housing Capital Arrowhead Gardens, L.L.C.	100%	Garnet LIHTC Fund XXXV, LLC	DE, USA
APOP III, LLC	9.84%	Transamerica Financial Life Insurance Company	DE, USA
APOP III, LLC	88.60%	Transamerica Life Insurance Company	DE, USA
ASR Nederland N.V.	29.99%	Aegon Ltd.	Bermuda
AUSA Holding, LLC	100%	Transamerica Corporation	MD, USA
AUSA Properties, Inc.	100%	AEGON USA Realty Advisors, LLC	IA, USA
AWHF2 General Partner, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHF2 Subsidiary Holding Company C, LLC	100%	Aegon Workforce Housing Fund 2 Holding Company C, LLC	DE, USA
AWHF3 General Partner, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHJV4 Manager, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHSA Manager 1, LLC	100%	AEGON USA Realty Advisors, LLC	IA, USA
Barfield Ranch Associates, LLC	50%	Mitigation Manager LLC	FL, USA
Carle Place Leasehold SPE, LLC	100%	Transamerica Financial Life Insurance Company	DE, USA
Cofunds Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Cofunds Nominees Ltd	100%	Cofunds Limited	United Kingdom
Commonwealth General Corporation	100%	Transamerica Corporation	DE, USA
Coöperatieve AEGON Financieringsmaatschappij U.A.	1.51%	AEGON International B.V.	Netherlands
Coöperatieve AEGON Financieringsmaatschappij U.A.	98.49%	Aegon Ltd.	Netherlands
Cornerstone International Holdings Ltd.	100%	AEGON DMS Holding B.V.	United Kingdom
Creditor Resources, Inc.	100%	AUSA Holding, LLC	MI, USA
CRI Solutions, Inc.	100%	Creditor Resources, Inc.	MD, USA
Cupples State LIHTC Investors, LLC	22%	Transamerica Life Insurance Company	DE, USA
Cupples State LIHTC Investors, LLC	15%	Transamerica Life Insurance Company	DE, USA
Cupples State LIHTC Investors, LLC	63%	Transamerica Life Insurance Company	DE, USA
Dorset Nominees Limited	100%	Cofunds Limited	United Kingdom
Equitable AgriFinance, LLC	50%	AEGON USA Realty Advisors, LLC	DE, USA
Favela Promoção e Vendas Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
FGH Realty Credit LLC	100%	FGH USA LLC	DE, USA
FGH USA LLC	100%	RCC North America LLC	DE, USA
Fifth FGP LLC	100%	FGH USA LLC	DE, USA
Financial Planning Services, Inc.	100%	Commonwealth General Corporation	D.C., USA
FINANCIERE DE L’ECHIQUIER	100%	La Banque Postale Asset Management	France
First FGP LLC	100%	FGH USA LLC	DE, USA
Fourth FGP LLC	100%	FGH USA LLC	DE, USA
Garnet Assurance Corporation	100%	Transamerica Life Insurance Company	KY, USA
Garnet Assurance Corporation II	100%	Commonwealth General Corporation	IA, USA
Garnet Assurance Corporation III	100%	Transamerica Life Insurance Company	IA, USA
Garnet Community Investments IX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments V, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VIII, LLC	100%	Transamerica Life Insurance Company	DE, USA

Garnet Community Investments X, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XL, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund IX, LLC	99.99%	Garnet Community Investments IX, LLC	DE, USA
Garnet LIHTC Fund IX, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund V, LLC	99.99%	Garnet Community Investments V, LLC	DE, USA
Garnet LIHTC Fund V, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VI, LLC	99.99%	Garnet Community Investments VI, LLC	DE, USA
Garnet LIHTC Fund VI, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VII, LLC	99.99%	Garnet Community Investments VII, LLC	DE, USA
Garnet LIHTC Fund VII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VIII, LLC	99.99%	Garnet Community Investments VIII, LLC	DE, USA
Garnet LIHTC Fund VIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund X, LLC	0.01%	Garnet Community Investments X, LLC	DE, USA
Garnet LIHTC Fund XI, LLC	99.99%	Garnet Community Investments XI, LLC	DE, USA
Garnet LIHTC Fund XI, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII, LLC	0.01%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	73.39%	Garnet LIHTC Fund XII-A, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	13.30%	Garnet LIHTC Fund XII-B, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	13.30%	Garnet LIHTC Fund XII-C, LLC	DE, USA
Garnet LIHTC Fund XII-A, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-A, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII-B, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-B, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII-C, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-C, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIII, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII, LLC	68.10%	Garnet LIHTC Fund XIII-A, LLC	DE, USA
Garnet LIHTC Fund XIII, LLC	31.89%	Garnet LIHTC Fund XIII-B, LLC	DE, USA
Garnet LIHTC Fund XIII-A, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII-A, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIII-B, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII-B, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIV, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIV, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIX, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIX, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XL, LLC	0.01%	Garnet Community Investments XL, LLC	DE, USA
Garnet LIHTC Fund XLI, LLC	0.01%	Garnet Community Investments XLI, LLC	DE, USA
Garnet LIHTC Fund XLI, LLC	10%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XLII, LLC	0.01%	Garnet Community Investments XLII, LLC	DE, USA
Garnet LIHTC Fund XLIV-A, LLC	Other Manner of Control	Garnet Community Investments XLIV, LLC	DE, USA
Garnet LIHTC Fund XLIV-B, LLC	Other Manner of Control	Garnet Community Investments XLIV, LLC	DE, USA
Garnet LIHTC Fund XLVI, LLC	Other Manner of Control	Garnet Community Investments XLVI, LLC	DE, USA
Garnet LIHTC Fund XLVII, LLC	1%	Garnet Community Investments XLVII, LLC	DE, USA
Garnet LIHTC Fund XLVII, LLC	13.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XLVIII, LLC	0.01%	Garnet Community Investments XLVIII, LLC	DE, USA
Garnet LIHTC Fund XLVIII, LLC	75.18%	Transamerica Financial Life Insurance Company	DE, USA
Garnet LIHTC Fund XV, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XV, LLC	99.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XVI, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XVII, LLC	99.99%	Garnet Community Investments, LLC	DE, USA

Garnet LIHTC Fund XVII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XVIII, LLC	0.01%	Garnet Community Investments XVIII, LLC	DE, USA
Garnet LIHTC Fund XX, LLC	100%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXII, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXIII, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXIV, LLC	0.01%	Garnet Community Investments XXIV, LLC	DE, USA
Garnet LIHTC Fund XXIV, LLC	21.26%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXIX, LLC	0.01%	Garnet Community Investments XXIX, LLC	DE, USA
Garnet LIHTC Fund XXV, LLC	0.01%	Garnet Community Investments XXV, LLC	DE, USA
Garnet LIHTC Fund XXV, LLC	1%	Garnet LIHTC Fund XXVIII, LLC	DE, USA
Garnet LIHTC Fund XXVI, LLC	0.01%	Garnet Community Investments XXVI, LLC	DE, USA
Garnet LIHTC Fund XXVII, LLC	0.01%	Garnet Community Investments XXVII, LLC	DE, USA
Garnet LIHTC Fund XXVII, LLC	16.71%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXVIII, LLC	99.99%	Garnet Community Investments XXVIII, LLC	DE, USA
Garnet LIHTC Fund XXVIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXI, LLC	0.01%	Garnet Community Investments XXXI, LLC	DE, USA
Garnet LIHTC Fund XXXII, LLC	0.01%	Garnet Community Investments XXXII, LLC	DE, USA
Garnet LIHTC Fund XXXIII, LLC	0.01%	Garnet Community Investments XXXIII, LLC	DE, USA
Garnet LIHTC Fund XXXIV, LLC	99.99%	Garnet Community Investments XXXIV, LLC	DE, USA
Garnet LIHTC Fund XXXIV, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXIX, LLC	1%	Garnet Community Investments XXXIX, LLC	DE, USA
Garnet LIHTC Fund XXXV, LLC	0.01%	Garnet Community Investments XXXV, LLC	DE, USA
Garnet LIHTC Fund XXXVI, LLC	1%	Garnet Community Investments XXXVI, LLC	DE, USA
Garnet LIHTC Fund XXXVII, LLC	0.01%	Garnet Community Investments XXXVII, LLC	DE, USA
Garnet LIHTC Fund XXXVII, LLC	99.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXVIII, LLC	Other Manner of Control	Garnet Community Investments XXXVIII, LLC	DE, USA
GoBear (Philippines) Inc.	100%	Woodpecker Asia Tech PTE Ltd.	Philippines
GoBear (Vietnam) Co., Ltd.	100%	Woodpecker Asia Tech PTE Ltd.	Vietnam
Hague Reinsurance Management N.V.	100%	AEGON Digital Investments Holding B.V.	Netherlands
Horizons Acquisition 5, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Horizons St. Lucie Development, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Hubei Xinhuaxin Insurance Sales Company Limited	12.40%	AEGON International B.V.	China
Imani FE, L.P.	Other Manner of Control	TAH Imani Fe GP, LLC	CA, USA
Imani FE, L.P.	99.99%	Garnet LIHTC Fund XIV, LLC	CA, USA
Investors Warranty of America, LLC	100%	RCC North America LLC	IA, USA
Ironwood Re Corp.	100%	Commonwealth General Corporation	HI, USA
IZNES SAS	4.31%	La Banque Postale Asset Management	France
Kognita Lab S.A.	8.74%	Mongeral AEGON Holding Ltda.	Brazil
La Banque Postale Asset Management	25%	AEGON Asset Management Holding B.V.	France
La Banque Postale Asset Management	75%	La Banque Postale Asset Management	France
LBPAM Private Debt GP Lux SARL	100%	La Banque Postale Asset Management	Luxembourg
LCS Associates, LLC	100%	RCC North America LLC	DE, USA
Life Investors Alliance LLC	100%	Transamerica Life Insurance Company	DE, USA
LIHTC Fund 53, LLC	Other Manner of Control	Aegon Community Investments 53, LLC	DE, USA
LIHTC Fund 56, LLC	Other Manner of Control	Aegon Community Investments 56, LLC	DE, USA
LIHTC Fund 59, LLC	Other Manner of Control	Aegon Community Investments 56, LLC	DE, USA
LIHTC Fund XLIX, LLC	Other Manner of Control	Garnet Community Investments XLIX, LLC	DE, USA
LIHTC Fund XLV, LLC	Other Manner of Control	Garnet Community Investments XLV, LLC	DE, USA
LIICA Re II, Inc.	100%	Transamerica Life Insurance Company	VT, USA
Lochside Nominees Limited	100%	Cofunds Limited	United Kingdom
Longevity Services Consultoria e Serviços Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
MAG Consultoria de Investimentos Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
MAG Instituição de Pagamento Ltda.	100%	Mongeral Aegon Holding Financeira	Brazil
MAG Tanure Holding Participações S.A.	50%	Mongeral AEGON Holding Ltda.	Belo Horizonte, Minas Gerais
Minster Nominees Limited	100%	Cofunds Limited	United Kingdom
Mitigation Manager LLC	100%	RCC North America LLC	DE, USA
Momentum Group Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Money Services, Inc.	100%	AUSA Holding, LLC	DE, USA
Mongeral Aegon Administração de Benefícios LTDA.	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral Aegon Capitalização S.A.	100%	Mongeral AEGON Seguros e Previdência SA	Brazil
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20%	Mongeral AEGON Investimentos Ltda.	Brazil
Mongeral Aegon Holding Financeira	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral AEGON Holding Ltda.	50%	AEGON Brazil Holding II B.V.	Brazil
Mongeral AEGON Investimentos Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral Aegon Renda Variavel Ltda	100%	Mongeral AEGON Investimentos Ltda.	Brazil
Mongeral AEGON Seguros e Previdência SA	50%	AEGON Brazil Holding B.V.	Brazil
Monumental General Administrators, Inc.	100%	AUSA Holding, LLC	MD, USA
MT ADMINISTRADORA E CORRETORA DE SEGUROS LTDA	90%	Mongeral AEGON Holding Ltda.	Brazil
Natural Resources Alternatives Portfolio 3, LLC	85%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio 3, LLC	15%	Transamerica Financial Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	32%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	64%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	35%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	60%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	5%	Transamerica Financial Life Insurance Company	DE, USA
NEWCAST PROPERTY DEVELOPMENTS (ONE) LIMITED	100%	AEGON UK Property Fund Limited	United Kingdom

NEWCAST PROPERTY DEVELOPMENTS (TWO) LIMITED	100%	AEGON UK Property Fund Limited	United Kingdom
Nomagon Title Grandparent, LLC	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Nomagon Title Holding 1, LLC	100%	Nomagon Title Parent, LLC	DE, USA
Nomagon Title Parent, LLC	100%	Nomagon Title Grandparent, LLC	DE, USA
North Westerly Holding B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Origen Financial Services Limited	100%	Momentum Group Limited	United Kingdom
Origen Limited	100%	Momentum Group Limited	United Kingdom
Origen Trustee Services Limited	100%	Momentum Group Limited	United Kingdom
Osceola Mitigation Partners, LLC	50%	Mitigation Manager LLC	FL, USA
Pearl Holdings, Inc. I	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Pearl Holdings, Inc. II	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Pension Geeks Limited	100%	AEGON UK plc	United Kingdom
Peoples Benefit Services, LLC	100%	Transamerica Life Insurance Company	PA, USA
Phinance Spółka Akcyjna	44%	AEGON Growth Capital Fund I GP B.V.	Poland
Placer 400 Investors, LLC	50%	RCC North America LLC	CA, USA
PSL Acquisitions Operating, LLC	100%	RCC North America LLC	IA, USA
PT Futuready Insurance Broker	80%	AEGON DMS Holding B.V.	Indonesia
PT. Aegon Insights Indonesia	0.84%	Aegon Insights Limited	Indonesia
PT. Aegon Insights Indonesia	99.16%	AEGON DMS Holding B.V.	Indonesia
RCC North America LLC	100%	Transamerica Corporation	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	2.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	30.75%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	22.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	37.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	7.50%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	1%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	73.40%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3A, Inc.	90.60%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3A, Inc.	9.40%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	32%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	64%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	64%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	32%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
River Ridge Insurance Company	100%	AEGON Management Company	VT, USA
Rock Springs Drive, LLC	98%	Investors Warranty of America, LLC	MD, USA
SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	51%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	51%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
Scottish Equitable (Managed Funds) Limited	Other Manner of Control	Scottish Equitable Holdings Limited	United Kingdom
Scottish Equitable (Managed Funds) Limited	100%	Scottish Equitable plc	United Kingdom
Scottish Equitable Holdings Limited	100%	AEGON UK plc	United Kingdom
Scottish Equitable plc	100%	Scottish Equitable Holdings Limited	United Kingdom
Scottish Equitable plc	Other Manner of Control	AEGON UK plc	United Kingdom
Second FGP LLC	100%	FGH USA LLC	DE, USA
Serenitas, S.L.U.	100%	Aegon Iberia Holding BV, Sucursal en España	Spain
Seventh FGP LLC	100%	FGH USA LLC	DE, USA
Sicoob Seguradora de Vida e Previdência S.A.	50%	Mongeral AEGON Seguros e Previdência SA	Brazil
Simple2u Seguros S.A.	100%	Mongeral AEGON Seguros e Previdência SA	Brazil
St. Lucie West Development Company, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Stonebridge Benefit Services, Inc.	100%	Commonwealth General Corporation	DE, USA
TA Private Equity Assets, LLC	100%	Transamerica Life Insurance Company	DE, USA
TA-APOP I, LLC	100%	Transamerica Life Insurance Company	DE, USA
TA-APOP I-A, LLC	90%	Transamerica Life Insurance Company	DE, USA
TA-APOP I-A, LLC	10%	Transamerica Financial Life Insurance Company	DE, USA
TA-APOP II, LLC	73.19%	Transamerica Life Insurance Company	DE, USA
TA-APOP II, LLC	24.40%	Transamerica Financial Life Insurance Company	DE, USA
TABR Realty Services, LLC	100%	AUSA Holding, LLC	DE, USA
TAH Imani Fe GP, LLC	100%	Garnet Assurance Corporation	CA, USA
TAH Pentagon Funds, LLC	100%	Transamerica Affordable Housing, Inc.	IA, USA
TAHP Fund 1, LLC	100%	Garnet LIHTC Fund IX, LLC	DE, USA
TAHP Fund 2, LLC	100%	Garnet LIHTC Fund VIII, LLC	DE, USA
TAHP Fund VII, LLC	100%	Garnet LIHTC Fund XIX, LLC	DE, USA
TAH-Solar SLP, LLC	100%	Transamerica Affordable Housing, Inc.	IA, USA
Tenet Group Limited (Minority Shareholding)	23.27%	AEGON UK plc	United Kingdom
THH Acquisitions, LLC	100%	Transamerica Life Insurance Company	IA, USA
TLIC Oakbrook Reinsurance Inc.	100%	Transamerica Life Insurance Company	IA, USA
TLIC Watertree Reinsurance Inc.	100%	Transamerica Life Insurance Company	IA, USA
Tradition Development Company, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Tradition Land Company, LLC	100%	RCC North America LLC	IA, USA
Transamerica (Bermuda) Services Center, Ltd.	100%	AEGON International B.V.	Bermuda
Transamerica Affordable Housing, Inc.	100%	TABR Realty Services, LLC	CA, USA
Transamerica Agency Network, LLC	100%	AUSA Holding, LLC	IA, USA
Transamerica Asset Holding, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Asset Management, Inc.	23%	AUSA Holding, LLC	CO, USA
Transamerica Asset Management, Inc.	77%	Transamerica Life Insurance Company	CO, USA
Transamerica Bermuda Re, Ltd.	100%	Transamerica Life Insurance Company	Bermuda

Transamerica Capital, LLC	100%	AUSA Holding, LLC	CO, USA
Transamerica Casualty Insurance Company	100%	Transamerica Corporation	IA, USA
Transamerica Corporation	100%	AEGON International B.V.	DE, USA
Transamerica Corporation	100%	Transamerica Corporation	OR, USA
Transamerica Direct Marketing Asia Pacific Pty. Ltd.	100%	AEGON DMS Holding B.V.	Australia
Transamerica Direct Marketing Consultants Private Limited	100%	AEGON DMS Holding B.V.	India
Transamerica Finance Corporation	100%	Transamerica Corporation	DE, USA
Transamerica Financial Advisors, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Financial Life Insurance Company	100%	Transamerica Corporation	NY, USA
Transamerica Fund Services, Inc.	55.87%	AUSA Holding, LLC	CO, USA
Transamerica Fund Services, Inc.	44.13%	Transamerica Life Insurance Company	CO, USA
Transamerica Health Savings Solutions, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Insurance Marketing Asia Pacific Pty. Ltd.	100%	Transamerica Direct Marketing Asia Pacific Pty. Ltd.	Australia
Transamerica International Direct Marketing Consultants, LLC	49%	AEGON Direct Marketing Services, Inc.	MD, USA
Transamerica Investors Securities, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Life (Bermuda) Ltd.	100%	Transamerica Life Insurance Company	Bermuda
Transamerica Life Insurance Company	100%	Commonwealth General Corporation	IA, USA
Transamerica Life International (Bermuda) Ltd	100%	AEGON International B.V.	Bermuda
Transamerica Pacific Re, Inc.	100%	Transamerica Life Insurance Company	VT, USA
Transamerica Pyramid Properties, LLC	100%	Transamerica Life Insurance Company	DE, USA
Transamerica Resources, Inc.	100%	Monumental General Administrators, Inc.	MD, USA
Transamerica Retirement Advisors, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Retirement Insurance Agency, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Retirement Solutions, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Stable Value Solutions Inc.	100%	Commonwealth General Corporation	DE, USA
Transamerica Travel and Conference Services, LLC	100%	Money Services, Inc.	IA, USA
Transamerica Trust Company	100%	AUSA Holding, LLC	IA, USA
Transamerica Ventures Fund II, LLC	100%	AUSA Holding, LLC	DE, USA
ULI Funding, LLC	100%	AUSA Holding, LLC	IA, USA
United Financial Services, Inc.	100%	Transamerica Corporation	MD, USA
WFG Insurance Agency of Puerto Rico, Inc.	100%	World Financial Group Insurance Agency, LLC	Puerto Rico
WFG Properties Holdings, LLC	100%	World Financial Group, Inc.	GA, USA
WFG Securities Inc.	100%	World Financial Group Holding Company of Canada Inc.	Canada
Winsocial Administradora de Benefícios Ltda.	50.00%	AEGON Brazil Holding II B.V.	Brazil
Woodpecker Asia Holding I B.V.	100%	Woodpecker Holding B.V.	Netherlands
Woodpecker Asia Holding II B.V.	100%	Woodpecker Holding B.V.	Netherlands
Woodpecker Asia Tech PTE Ltd.	100%	Woodpecker Holding B.V.	Singapore
Woodpecker Holding B.V.	50.00%	AEGON International B.V.	Netherlands
World Financial Group Holding Company of Canada Inc.	100%	Commonwealth General Corporation	Canada
World Financial Group Insurance Agency of Canada Inc.	100%	World Financial Group Holding Company of Canada Inc.	Canada
World Financial Group Insurance Agency of Hawaii, Inc.	100%	World Financial Group Insurance Agency, LLC	HI, USA
World Financial Group Insurance Agency of Massachusetts, Inc	100%	World Financial Group Insurance Agency, LLC	MA, USA
World Financial Group Insurance Agency of Wyoming, Inc.	100%	World Financial Group Insurance Agency, LLC	WY, USA
World Financial Group Insurance Agency, LLC	100%	AUSA Holding, LLC	CA, USA
World Financial Group, Inc.	100%	Transamerica Asset Holding, LLC	DE, USA
Yarra Rapids, LLC	49.00%	Real Estate Alternatives Portfolio 4 MR, LLC	DE, USA
Zahorik Company, Inc.	100%	AUSA Holding, LLC	CA, USA
Zero Beta Fund, LLC	50.14%	Transamerica Life Insurance Company	DE, USA
Zero Beta Fund, LLC	33.28%	Transamerica Life Insurance Company	DE, USA
Zero Beta Fund, LLC	16.58%	Transamerica Financial Life Insurance Company	DE, USA

Item 30.  Indemnification

Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters

(a) Transamerica Capital, LLC serves as the principal underwriter for:

Transamerica Capital, LLC serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, LLC serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, LLC also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b) Directors and Officers of Transamerica Capital, LLC:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Manager, Treasurer and Chief Financial Officer
Rob Carney	(3)	Manager, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Vice President and Chief Compliance Officer
Timothy Ackerman	(3)	Manager and Vice President
Mark Halloran	(3)	Manager
Jennifer Pearce	(3)	Vice President
Daniel Goodman	(1)	Secretary
David Cheung	(3)	Assistant Secretary

(1) 100 Light Street, Floor B1, Baltimore, MD 21202

(2) 6400 C Street SW, Cedar Rapids, IA 52499-0001

(3) 1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, LLC	$ 0	0	0	0

(1) Fiscal Year 2020

Item 32. Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by (a) Transamerica Financial Life Insurance Company, in whole or in part, at its principal offices at 440 Mamaroneck Avenue, Harrison, NY 10528, (b) by State Street Bank & Trust Company, in whole or in part, at its principal offices at 200 Clarendon Street, Boston, MA 02116, and (c) by Transamerica Asset Management, Inc., in whole or in part, at its principal offices at 1801 California Street, Suite 5200, Denver, CO 80202

Item 33. Management Services

Not Applicable

Item 34. Fee Representation

The Depositor hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on April 29, 2025.

TRANSAMERICA VARIABLE FUNDS Registrant

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY Depositor

Jaime Ohl * Director and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 29, 2025.

Signatures	Title

* Jamie Ohl	Director and President (principal executive officer)

* Bonnie T. Gerst	Director, President, Financial Assets (principal accounting officer)

* Maurice Perkins	Director and Chief Corporate Affairs Officer

* Andrew S. Williams	Director, Assistant Secretary, General Counsel and Senior Vice President

* Matt Kepler	Chief Financial Officer, Executive Vice President and Treasurer (principal financial officer)

* Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President

* Wendy E. Cooper	Director

* Anne C. Kronenberg	Director

* June Yuson	Director

/s/Brian Stallworth Brian Stallworth	Assistant Secretary

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.